ALEXANDER & BALDWIN , INC. S REAL ESTATE SUPPLEMENT AS OF AND FOR THE QUARTERS AND YEARS ENDED DECEMBER 31, 2011 AND 2010 (Unaudited)

About This Supplement This periodic Supplement is designed to provide current and potential shareholders of Alexander & Baldwin, Inc. with additional information regarding the Company’s Real Estate operating segments. This information is supplemental to and does not replace the information provided to shareholders in the Company’s periodic filings with the Securities and Exchange Commission. The information contained in this Supplement is unaudited and should be read in conjunction with the Company’s quarterly and annual reports and other filings with the Securities and Exchange Commission. The Company intends to provide periodic updates to the information contained herein, but is not required, and undertakes no obligation, to revise or update forward-looking statements or any factors that may affect actual results, whether as a result of new information, future events, or circumstances occurring after the dates on the cover of this Supplement. Feedback and suggestions regarding the contents of this Supplement from the investing audience are welcomed, and should be directed to Suzy P. Hollinger, Director, Investor Relations, via telephone at (808) 525-8422 or via email to shollinger@abinc.com.

Alexander & Baldwin, Inc. │Real Estate Supplement INDEX TO REAL ESTATE SUPPLEMENT (Unaudited) AS OF AND FOR THE QUARTERS AND YEARS ENDED DECEMBER 31, 2011 AND 2010 Forward-Looking Statements 3 Basis of Presentation 3 Periodic Updates 4 About the Company 5 Overview of A&B Land Group 7 Financial Overview 8 Management 9 Landholdings 13 Landholdings 14 Landholdings by Geographic Location (Table 1) 14 Landholdings Under Joint Venture Development (Table 2) 14 Landholdings by Type and Location (Table 3) 15 Real Estate Sales 17 Segment Strategy and Operations 18 Real Estate Development Overview (Table 4) 19 Development Project Information Sheets 21 Future Development Project Summaries 29 Entitlement Activity 32 Completed Development Projects 34 Real Estate Leasing 39 Segment Strategy and Operations 40 Acquisition and Disposition Strategy 42 1

Asset Descriptions and Statistics 43 Property Detail – Hawaii Improved Properties - Most Recent 43 Quarter (Table 5) Property Detail – Hawaii Improved Properties - Most Recent 44 Fiscal Year (Table 6) Property Detail – Mainland Improved Properties - Most Recent 45 Quarter (Table 7) Property Detail – Mainland Improved Properties - Most Recent 46 Fiscal Year (Table 8) Comparable Percent Occupancy Data by Geographic Region and 47 Asset Class - Most Recent Quarter and Fiscal Year (Tables 9 and 10) Weighted Average Gross Leasable Area by Geographic Region 48 and Asset Class - Most Recent Quarter and Fiscal Year (Tables 11 and 12) Occupancy Analysis - Last Five Quarters (Table 13) 49 Real Estate Leasing Cash Net Operating Income (NOI) - Most 50 Recent Quarter and Fiscal Year (Tables 14 and 15 ) Real Estate Leasing Same Store Cash NOI - Most Recent 51 Quarter and Fiscal Year (Tables 16 and 17) Statement on Management’s Use of Non-GAAP Financial Measures 52 Reconciliation of Real Estate Leasing Operating Profit to Cash 52 NOI and Same Store Cash NOI (Non-GAAP) (Table 18) Portfolio Acquisitions and Dispositions 53 2011 and 2010 Improved Property Portfolio 53 Acquisitions/Dispositions (Table 19) Lease Renewal Analysis 54 Lease Expirations (Table 20) 54 Portfolio Concentrations 55 Tenant Concentration (Table 21) 55 Hawaii Commercial Property Information Sheets 57 Mainland Commercial Property Information Sheets 69 Where to Find Additional Information 82 Participants in the Merger Solicitation 82 2

Forward-Looking Statements This Supplement contains certain forward-looking statements, such as forecasts and projections of the Company’s future performance or statements of management’s plans and objectives. These statements are “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Except for historical information contained in this Supplement, such communications contain forward-looking statements. These include, for example, all references to current or future years. New risk factors emerge from time to time and it is not possible for the Company to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, forward-looking statements cannot be relied upon as a guarantee of future results and involve a number of risks and uncertainties that could cause actual results to differ materially from those projected in the statements, including, but not limited to the factors that are described in Part I, Item 1A under the caption of “Risk Factors” of the Company’s 2011 annual report on Form 10-K as well as factors that are discussed in the Company’s other filings, including subsequent filings, with the Securities and Exchange Commission (“SEC”). The Company is not required, and undertakes no obligation, to revise or update forward-looking statements or any factors that may affect actual results, whether as a result of new information, future events, or circumstances occurring after the date of this report. Basis of Presentation The information contained in this Supplement does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP). The information contained in this Supplement is unaudited and should be read in conjunction with the Company’s most recent Form 10-K and other filings with the SEC. 3

Periodic Updates The Company currently intends, but undertakes no obligation, to provide quarterly updates of the information contained in the tables listed below: Table 5: Property Detail – Hawaii Improved Properties Table 7: Property Detail – Mainland Improved Properties Table 9: Comparable Occupancy Data by Geographic Region and Asset Class Table 11: Weighted Average Gross Leasable Area by Geographic Region and Asset Class Table 13: Occupancy Analysis Table 18: Reconciliation of Real Estate Leasing Operating Profit to Cash NOI and Same Store Cash NOI Table 19: Improved Property Portfolio Acquisitions/Dispositions The Company currently intends to update all other information contained herein on an annual basis, except for the management biographies and information about completed development projects, which will not be included in subsequent Supplements. 4

About the Company Alexander & Baldwin, Inc. (“A&B” or “Company”) is a diversified corporation with its operations primarily centered in Hawaii. Founded in 1870 as a sugar plantation and incorporated in 1900, the Company has evolved from its agricultural roots into an integrated network of complementary businesses serving the real estate, agricultural and transportation needs of Hawaii. A&B’s operations reach beyond Hawaii to include a U.S. Mainland commercial property portfolio, Asia-Pacific ocean transportation services and logistics services. Real estate development and leasing activities are conducted by A&B Properties, Inc. (“A&B Properties”), a wholly owned subsidiary of A&B, and various other subsidiaries and affiliates of A&B. Agribusiness operations are conducted by Hawaiian Commercial & Sugar Company (“HC&S”), a division of A&B, and certain other wholly owned subsidiaries of A&B. Ocean transportation operations, related shoreside operations in Hawaii, and logistics services across the Mainland are conducted by a wholly owned subsidiary, Matson Navigation Company, Inc. (“MNC”) and its subsidiaries. In December 2011, the Company announced its intent to separate into two independent, industry-focused, publicly traded companies–one focused on the land-related businesses, including real estate development, real estate leasing and agriculture (A&B Properties and HC&S)–and one focused on ocean transportation and logistics (MNC). Refer to the Company’s website (www.alexanderbaldwin.com) and SEC filings for additional information related to the proposed separation. REAL ESTATE The Company’s real estate business consists of two segments that operate in Hawaii and on the Mainland: Sales and Leasing. The Real Estate Sales segment creates value through an active and comprehensive program of land stewardship, planning, entitlement, investment, development and sale of land and commercial and residential properties, principally in Hawaii. The Real Estate Leasing segment generates significant, stable, recurring cash flows through the ownership, operation and management of a portfolio of high-quality retail, office and industrial properties in Hawaii and on the Mainland. Cash generated by this portfolio serves as an important source of funding for A&B's real estate development activities. AGRIBUSINESS Agribusiness produces and sells bulk raw sugar, specialty food-grade sugars and molasses, and is also a renewable energy provider on the islands of Maui and Kauai through hydroelectric facilities and the cogeneration of electricity from bagasse at its sugar mill. This segment, which operates exclusively in Hawaii, also includes support services for other agricultural operations and includes general trucking services, mobile equipment maintenance and repair services. 5

TRANSPORTATION

The Company's transportation businesses, which will become a separate publicly-traded entity following the aforementioned separation transaction, consist of Ocean Transportation and Logistics Services segments. The Ocean Transportation segment, which is conducted through MNC, is an asset-based business that derives its revenue primarily through the carriage of containerized freight between various ports on the U.S. Pacific Coast, and in Hawaii, Guam, China and other Pacific islands. Additionally, the Ocean Transportation segment has a 35-percent interest in an entity that provides terminal and stevedoring services at U.S. Pacific Coast facilities. The Logistics Services segment, which is conducted through Matson Logistics, Inc. ("MLI"), a wholly owned subsidiary of MNC, is an asset-light-based business providing domestic and international rail intermodal service, long-haul and regional highway brokerage, specialized hauling, flatbed and project work, less-than-truckload, expedited/air freight services, and warehousing and distribution services. Warehousing and distribution services are provided by Matson Logistics Warehousing, Inc., a wholly owned subsidiary of MLI.

More information about the Company can be found at www.alexanderbaldwin.com.

Corporate Headquarters
Alexander & Baldwin, Inc.
822 Bishop Street
Honolulu, HI 96813

Investor Relations
Suzy P. Hollinger
Director, Investor Relations
(808) 525-8422
shollinger@abinc.com

Websites
Alexander & Baldwin, Inc.
www.alexanderbaldwin.com

A&B Properties, Inc.
www.abprop.com

Hawaiian Commercial & Sugar Company
www.hcsugar.com

Matson Navigation Company, Inc.
www.matson.com

Transfer Agent & Registrar
Computershare Shareowner Services
P.O. Box 358015, Pittsburgh, PA 15252
(800) 454-0477
http://www.computershare.com/us/Pages/sos.aspx?rocc=1

Stock Exchange Listing
NYSE: ALEX

6

Overview of A&B Land Group Alexander & Baldwin, Inc. has significant landholdings in Hawaii; at December 31, 2011, the Company owned 87,695 acres in the state, primarily on the islands of Maui and Kauai. The A&B Land Group, which includes both A&B Properties and A&B’s agribusiness units, is responsible for the stewardship of this land and the long-term enhancement of its value. The vast majority of this land was acquired over 100 years ago to support the cultivation of sugar cane. Historically, these lands have been used for a variety of agricultural purposes, including active farming, the collection and transport of water for purposes of irrigation and hydroelectric power production, and the cultivation and processing of crops into saleable products. For a significant portion of the Company’s core Hawaii landholdings, agriculture and related uses represent the highest and best current use for the foreseeable future, providing significant benefits to the community and shareholders alike. In total, roughly 86,945 acres of the Company’s land, including land leased to others, are currently designated for agriculture and conservation uses. HC&S, the last Hawaii sugar plantation, cultivates sugar on nearly 36,000 acres in Maui’s Central Valley. On Kauai, A&B leases roughly 4,000 acres to third parties engaged in a variety of agricultural activities, including cultivation of coffee and seed corn, and raising of livestock. The Company also utilizes its land assets to produce renewable energy, including biomass combustion, hydroelectric, and planned solar photovoltaic generation facilities. A&B continues to innovate and seek ways to enhance the long-term performance of its agricultural businesses while de-risking the business, including the exploration of renewable energy expansion opportunities. A&B Properties’ integrated approach to land management ensures that lands suitable for development are employed at their highest and best use by undertaking land stewardship, planning, entitlement and development activities, where appropriate, to enhance the value of the Company’s lands, while addressing market demand and community needs. By identifying and pursuing developments and transactions that enhance the value of raw landholdings, and reinvesting proceeds from these efforts into new developments and a portfolio of income-producing properties, A&B Properties creates value for shareholders and diversifies its income stream. The Company’s development activities, once limited to its legacy landholdings on Maui and Kauai, have expanded to encompass lands newly acquired for development and its participation in a number of development joint ventures throughout Hawaii. This expansion of the Company’s development activities has allowed it to leverage its expertise, market knowledge and capital resources, while also mitigating risk. 7

The balance of this document will provide a financial and management overview and will detail the Company's real estate holdings, while outlining the following aspects of the Real Estate Leasing and Real Estate Sales segments, respectively:

- Management;
- Strategy and operations;
- Portfolio information and statistics; and
- Asset profiles.

Financial Overview

($ in millions)	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	10-Year Average
Revenue [1]											
Real Estate Sales	93.0	63.8	82.3	148.9	97.3	117.8	350.2	125.6	136.1	66.2	128.1
Real Estate Leasing	73.1	80.3	83.8	89.7	100.6	108.5	107.8	103.2	94.4	100.1	94.2
Agribusiness	112.7	112.9	112.8	123.2	127.4	123.7	124.3	107.0	163.9	161.7	127.0
Total	278.8	257.0	278.9	361.8	325.3	350.0	582.3	335.8	394.4	328.0	349.2
Operating Profit [1]											
Real Estate Sales	19.4	23.9	34.6	44.1	49.7	74.4	95.6	39.1	50.1	15.5	44.6
Real Estate Leasing	32.9	37.0	38.8	43.7	50.3	51.6	47.8	43.2	35.3	39.3	42.0
Agribusiness	13.8	5.1	4.8	11.2	6.9	0.2	(12.9)	(27.8)	6.1	22.2	3.0
Total	66.1	66.0	78.2	99.0	106.9	126.2	130.5	54.5	91.5	77.0	89.6
Capital Expenditures											
Real Estate Sales	16.8	105.8	69.7	74.7	107.2	122.9	79.6	52.7	122.5	43.6	79.6
Real Estate Leasing	15.5	8.8	7.2	33.3	42.8	33.4	54.5	14.3	16.3	8.6	23.5
Agribusiness	9.9	12.6	10.2	13.0	15.0	20.5	13.6	4.8	5.9	10.2	11.6
Total	42.2	127.2	87.1	121.0	165.0	176.8	147.7	71.8	144.7	62.4	114.6
Cash NOI [2]											
Real Estate Leasing	46.8	51.3	53.7	58.4	65.8	69.3	67.0	65.9	55.7	60.8	59.5

1 Includes real estate discontinued operations and intersegment revenue

2 See page 52 for a statement regarding the Company's use of Cash NOI and a reconciliation of Leasing operating profit to Cash NOI.

8

Management SELECTED MANAGEMENT BIOS - A & B , INC . & LAND GROUP STANLEY M . KURIYAMA PRESIDENT AND CHIEF EXECUTIVE OFFICER, ALEXANDER & BALDWIN, INC. Kuriyama is president and chief executive officer of Alexander & Baldwin, Inc. He became CEO on January 1, 2010, and has held the position of president since October 2008. Prior to that, he was president and chief executive officer, A&B Land Group from July 2005 until September 2008. He also held positions with A&B Properties, Inc., the property development and management subsidiary of A&B. From December 1999 to September 2008, he was its chief executive officer. Kuriyama’s leadership has been a principal element in A&B’s highly successful growth in real estate. He first joined A&B in 1992. Prior to joining A&B in 1992, Kuriyama was a partner in the law firm of Cades Schutte Fleming & Wright, specializing in real estate and real estate financing. He is a 1977 graduate of Harvard Law School. Kuriyama is the vice-chairman of the Hawaii Real Estate Commission, and currently serves on the boards of various non-profit organizations. Subsequent to separation, Mr. Kuriyama will become chairman and chief executive officer of the new Alexander & Baldwin, Inc. CHRISTOPHER J. BENJAMIN PRESIDENT, A&B LAND GROUP; PRESIDENT, A&B PROPERTIES, INC. Benjamin is president of the Alexander & Baldwin Land Group, which comprises A&B Properties and A&B's agribusiness operations. He also serves as president of A&B Properties, Inc. Benjamin served as A&B's chief financial officer from February 2004 through September 2011. He joined A&B in 2001 as director, corporate development and planning, was promoted to vice president in 2003, and was promoted to chief financial officer the following year. From March 2009 through March 2011, Benjamin additionally served as general manager of Hawaiian Commercial & Sugar Company, overseeing the operational and financial turnaround of that business. Prior to joining A&B, Benjamin held positions with General Motors Corporation, Sony Corporation, Booz-Allen & Hamilton and The Queen's Health Systems. Benjamin holds a bachelor's degree in economics from the University of Michigan and earned a master's degree in business administration from Harvard University. Benjamin currently serves on the boards of various non-profit organizations. Post separation, Mr. Benjamin will serve as president and chief operating officer of the new Alexander & Baldwin, Inc. 9

PAUL K. ITO VICE PRESIDENT, CONTROLLER & ASSISTANT TREASURER, ALEXANDER & BALDWIN, INC. Ito is vice president, controller and assistant treasurer of Alexander & Baldwin. He joined A&B in 2005 as director of internal audit. He was named controller in 2006, and in 2007, he was promoted to vice president, controller and assistant treasurer. Previously, Ito worked for Deloitte & Touche for nine years, where in his most recent position, he was a senior manager in the accounting consultation and research group of Deloitte’s San Francisco national office. Ito is a certified public accountant and holds a master’s degree of professional accounting with a concentration in managerial accounting from the University of Texas at Austin, and a bachelor’s degree in finance and marketing from the University of Hawaii at Manoa. Ito has earned several prestigious academic honors including the Elijah Watt Sells Gold Medal Award for obtaining the highest score in the nation on the May 1996 CPA exam. After the planned separation, Mr. Ito will serve as chief financial officer of the new Alexander & Baldwin, Inc. New Alexander & Baldwin, Inc. Organizational Charts (Post Separation) Stan Kuriyama Chairman & CEO Meredith Ching Nelson Chun Chris Benjamin Paul Ito Son Jai Paik Senior Vice President Senior Vice President President & Vice President & Vice President, Government & & Chief Legal Officer Chief Operating Chief Financial Officer Human Resources Community Relations Officer Real Estate & Agribusiness Operations See Next Page 10

All titles are A&B Properties, Inc. unless otherwise noted


Chris Benjamin
President & COO
Alexander & Baldwin, Inc.
Agribusiness
Entitlement, Development & Sales
Commercial Portfolio
Growth & Acquisitions
Rick Volner
General Manager
HC&S
Dan Ligenza
VP
Agribusiness
Paul Hallin
EVP, Development
Alan Arakawa
SVP, Planning
Rick Stack
SVP, Development
Grant Chun
VP, Maui
Natalie Kiehm
VP, Development
Randy Endo
VP, Development
Tom Shigemoto
VP, Planning, Kauai
David Haverly
SVP, Leasing
A&B Properties, Inc.
Mike Wright
EVP, Acquisitions & Investments
George Morvis
VP, Corporate Development
Alexander & Baldwin, Inc.
Lance Parker
VP, Acquisitions & Investments/
Principal Broker
Diane Shigeta
VP, Corporate Planning

SELECTED MANAGEMENT BIOS- A&B PROPERTIES, INC.

PAUL W. HALLIN

EXECUTIVE VICE PRESIDENT, DEVELOPMENT, A&B PROPERTIES

Hallin is responsible for the Company's entitlement and development activities. Prior to joining the Company in 1992, he was a project manager for Lanai Company, a subsidiary of Castle & Cooke, Ltd., and held a similar position with Hemmeter Development. He has a bachelor's degree in business economics from the University of California, Los Angeles.

MIKE G. WRIGHT

EXECUTIVE VICE PRESIDENT, ACQUISITIONS & INVESTMENTS, A&B PROPERTIES

Wright is in charge of the Company's real estate acquisitions and new investments. He joined the Company in 2001, after nine years with GE Capital Hawaii, where he served as senior vice president and manager of GE's commercial real estate finance business. He has a bachelor's degree in finance from the University of Hawaii at Manoa.

11

ALAN K. ARAKAWA SENIOR VICE PRESIDENT, PLANNING, A&B PROPERTIES Arakawa is responsible for planning, entitlement, and development of lands owned by the Company. Prior to joining the Company in 2008, he served as president of Waiawa Ridge Development, a joint venture between the Company and Gentry Investment Properties, and executive vice president at Castle & Cooke Hawaii. He has a bachelor’s degree in civil engineering and a master’s degree in business administration from the University of Hawaii. DAVID I. HAVERLY SENIOR VICE PRESIDENT, LEASING, A&B PROPERTIES Haverly, who has been with A&B since 1999, is responsible for the asset and property management of the Company's improved and ground-leased real estate portfolio in Hawaii and on the Mainland. He has a bachelor's degree in business administration with an emphasis in real estate from the University of Hawaii. He was previously vice president of property management for Coldwell Banker Commercial Pacific Properties and also spent five years with Colliers Monroe Friedlander. Haverly is a Certified Commercial Investment Member. RICHARD B. STACK , JR. SENIOR VICE PRESIDENT, DEVELOPMENT, A&B PROPERTIES Stack is in charge of the Company's active real estate developments. Prior to joining the Company, he held project manager and operations manager positions at Molokai Ranch and had similar development responsibilities for the State of Hawaii's Housing Finance and Development Corporation. He has a bachelor's degree in electrical engineering from the University of Notre Dame. 12

Alexander & Baldwin, Inc. │Real Estate Supplement LANDHOLDINGS 13

Landholdings As of December 31, 2011, A&B and its subsidiaries owned 88,166 acres, consisting of 87,695 acres in Hawaii and 471 acres on the Mainland. TABLE 1 LANDHOLDINGS BY GEOGRAPHIC LOCATION December 31, 2011 Location Acres Maui 67,240 Kauai 20,375 Oahu 70 Big Island 10 Total Hawaii 87,695 Texas 150 California 100 Georgia 63 Utah 55 Colorado 36 Washington 27 Nevada 21 Arizona 19 Total U.S. Mainland 471 Total landholdings 88,166 In addition to the landholdings included in Table 1, the Company leases an additional 2,990 acres on Maui, Kauai, and Oahu from third parties. Table 1 also does not include 1,069 acres held under joint venture development. TABLE2 LANDHOLDINGS UNDER JOINT VENTURE DEVELOPMENT December 31, 2011 Original Acres at Project acres 12/31/11 Kukui’ula (HI) 1,000 961 Bakersfield (CA) 57 57 Ka Milo (HI) 31 24 Kai Malu (HI) 25 2 Palmdale (CA) 18 18 Crossroads (CA) 7 7 Total 1,138 1,069 14

The bulk of the Company's 88,166 acres are used for agricultural, pasture, watershed and conservation purposes. A portion of these lands is used or planned for development or other urban uses, including the development projects described in the following pages. Table 3 details the Company's landholdings by type and location.

TABLE 3

LANDHOLDINGS BY TYPE AND LOCATION

December 31, 2011

Description	Maui	Kauai	Oahu	Big Island	Mainland	Total Acres
Fully entitled						
Hawaii – development/other						
Active development/sales	231	-	7	-	-	238
Future development	174	44	-	-	-	218
Ground leases to third parties	64	1	-	-	-	65
Land used by affiliates	22	4	-	-	-	26
Other, including land not planned for development	17	54	-	-	-	71
Total Hawaii – development/other	508	103	7	-	-	618
Mainland – development					28	28
Hawaii – commercial improved properties	51	8	63	10	-	132
Mainland – commercial improved properties	-	-	-	-	443	443
Subtotal – fully entitled	**559**	**111**	**70**	**10**	**471**	**1,221**
Agricultural, pasture and miscellaneous						
Hawaiian Commercial & Sugar Company	35,500	-	-	-	-	35,500
Leased to third parties	7,150	4,620	-	-	-	11,770
Other agricultural, pasture and misc. purposes	8,181	2,324	-	-	-	10,505
Subtotal – agricultural, pasture & misc.	**50,831**	**6,944**	-	-	-	**57,775**
Watershed/conservation						
Wainiha Valley	-	10,120	-	-	-	10,120
Other Kauai	-	3,200	-	-	-	3,200
Maui	15,850	-	-	-	-	15,850
Subtotal – watershed/conservation	**15,850**	**13,320**	-	-	-	**29,170**
Total landholdings	**67,240**	**20,375**	**70**	**10**	**471**	**88,166**

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Alexander & Baldwin, Inc. │Real Estate Supplement REAL ESTATE SALES 17

Real Estate Sales Segment Strategy and Operations The Real Estate Sales segment generates its operating profit through the development and sale of pipeline projects, raw lands and commercial properties from the Real Estate Leasing segment portfolio, and the equity in earnings of joint ventures. The Real Estate Sales segment primarily seeks to create shareholder value through an active, comprehensive, Hawaii-centric program of land stewardship, planning, entitlement, investment, development and sale of real estate. The segment’s primary strategic objectives include: FOCUS ON ENTITLEMENT AND DEVELOPMENT OF CORE HAWAII LANDS A&B focuses on the development of a portion of its core landholdings in Hawaii, pursuing appropriate entitlement and development projects that respond to market demand while meeting community needs. The large amount of land that the Company owns on Maui and Kauai provides opportunities for A&B to serve a wide range of markets. INVEST IN HIGH- RETURNING REAL ESTATE OPPORTUNITIES IN HAWAII In addition to the development of its legacy lands, since 1998 A&B has invested in attractive development opportunities across Hawaii, leveraging market knowledge, development expertise, entitlement experience and financial strength to both create shareholder value and diversify its development portfolio and pipeline. SCALE DEVELOPMENT PORTFOLIO OF PIPELINE PROJECTS TO MARKET OPPORTUNITY A&B’s pipeline of development projects encompasses a broad range of real estate product types, including residential and commercial properties. A&B employs a disciplined approach to its investments and prudently meters development capital to position select projects with ready inventory to meet market demand. UTILIZE STRATEGIC JOINT VENTURES WITH A WIDE VARIETY OF PARTNERS A&B pursues joint ventures and other strategic relationships, where appropriate, with a wide variety of locally, nationally and globally prominent land owners, real estate planning, development, and financing companies, home builders, and construction firms. In doing so, it supplements its in-house capabilities, accesses third-party capital, gains access to new opportunities in the Hawaii market, diversifies its pipeline, and optimizes risk-adjusted returns. 18

Table 4 provides an overview of all of the Company's wholly owned and joint venture development projects, and is further supplemented by project information sheets that follow the table.

TABLE 4

REAL ESTATE DEVELOPMENT OVERVIEW

December 31, 2011

Project	Location	Product type	Acres at 12/31/11	Planned units, saleable acres or gross leasable square feet	Average unit or lot size	Units/acres closed through 12/31/11	Targeted sales price range per square foot or NOI	(Dollars in millions) Estimated project cost[1]	A&B investment through 2011	A&B capital estimated 2012[2]	Outstanding debt	Construction timing: Estimated start	Estimated substantial completion	Sales Timing: Estimated start	Estimated end
ACTIVE DEVELOPMENT/SALES															
Wholly owned															
Brydeswood	Kalaheo, Kauai	Agricultural lots	352[4]	24 lots	12.3 acres	-	$2-$5	17	2	1	-	2012	2014	2014	2015
Gateway at Mililani Mauka	Mililani, Oahu	Retail	4.3	28,400 sf	n/a	-	$1.0M stabilized NOI	19	8	3	-	2012	2013	n/a	n/a
Maui Business Park II	Kahului, Maui	Light industrial lots	179	155 acres	n/a	4 acres	$40-$60	102	26	34	-	2011	2019	2012	2028
Waihonua at Kewalo	Honolulu, Oahu	Primary residential highrise	1.7	341 units	1,000 sf	-	$450-$970	206	21	13	-	2012	2014	2014	2015
The Bluffs at Wailea (MF-11)	Wailea, Maui	Resort residential	7.4	12 lots	0.6 acres	-	$45-$100	9	9	-	-	2007	2008	2008	2015
The Ridge at Wailea (MF-19)	Wailea, Maui	Resort residential	6.7	9 lots	0.7 acres	-	$65-$140	9	9	-	-	2007	2009	2009	2015
Wailea B-1	Wailea, Maui	Commercial/retail	11	60,000 sf	n/a	-	tbd	tbd	4	1	-	2013	2014	n/a	n/a
Wailea MF-7	Wailea, Maui	Resort residential multi-family	13	75 units	1,700 sf	-	$450-$1,000	tbd	9	-	-	2014	2015	2015	2017
Total			575.1[4]												
Joint ventures															
Ka Milo	Kona, Hawaii	Resort residential	24	137 units	2,000 sf	28 units	$375-$920	120	12	2	-	2005	2015	2007	2015
Kukui'ula	Koloa, Kauai	Resort residential	951	up to 1,500 units on 640 saleable acres	0.42 acres	81 lots	$40-$130	830	252	20	-	2006	2030[3]	2006	2030
Kai Malu at Wailea	Wailea, Maui	Resort residential	2	150 units	2,800 sf	138 units	$540-$1,080	124	12	-	-	2004	2008	2006	2013
FUTURE DEVELOPMENT															
Wholly owned															
Aina 'O Kane	Kahului, Maui	Primary res./commercial	4	103 units											
Halimaile	Halimaile, Maui	Primary residential lots	55[3]	170 lots											
Kahului Town Center	Kahului, Maui	Primary res./commercial	19[4]	440 units, 225,000 s.f.											
Wailea SF-8	Kihei, Maui	Primary residential	13	90 units											
Wailea MF-6	Wailea, Maui	Resort residential lots	23	60 lots											
Wailea MF-10	Wailea, Maui	Resort residential/commercial	13.7	9 lots, 36 units, 64,000 s.f.											
Wailea MF-16	Wailea, Maui	Resort residential lots	7	20 lots											
Wailea, other	Wailea, Maui	Various	72	400-600 units											
Total			206.7[3,4]												
Joint ventures															
Bakersfield	Bakersfield, CA	Retail	57	575,000 s.f.											
Palmdale Center	Palmdale, CA	Office/Industrial	18	315,000 s.f.											
Santa Barbara Ranch	Santa Barbara, CA	Primary residential lots	22	tbd											

19

TABLE 4(CONTINUED)

REAL ESTATE DEVELOPMENT OVERVIEW

December 31, 2011

								(Dollars in millions)				Construction timing		Sales Timing	
Project	Location	Product type	Acres at 12/31/11	Planned units, saleable acres or gross leasable square feet	Average unit or lot size	Units/acres closed through 12/31/11	Targeted sales price range per square foot or NOI	Estimated project cost[1]	A&B investment through 2011	A&B capital estimated 2012[2]	Outstanding debt	Estimated start	Estimated substantial completion	Estimated start	Estimated end
ENTITLEMENT															
Eleele Community	Kauai	Primary residential	840[7]	tbd											
Kihei Residential	Kihei, Maui	Primary residential	95	up to 600 units											
Waiale	Kahului, Maui	Primary residential	765	up to 2,550 units											
JOINT VENTURE DEVELOPMENTS HELD FOR LEASE															
Crossroads Plaza	Valencia, CA	Office/Retail	7	56,000 s.f.	89% occup.										
The Shops at Kukui'ula	Poipu, Kauai	Retail	10	78,900 s.f.	75% occup.										

---

1 Includes land cost at book value and capitalized interest, but excludes sales commissions and closings costs, except for Kukui'ula, which includes holding costs

2 Estimated 2012 capital is dependent on a number of factors, including timing of sales proceeds, project costs and construction progress. Construction progress, even on fully entitled projects, depends on additional government approvals, such as building permits. As a result, estimated capital expenditures, sales or leasing timing are subject to change.

3 Represents estimated completion date for major project infrastructure and amenities. Construction activities related to parcel development will be ongoing.

4 Brydeswood acreage is included in agricultural, pasture and miscellaneous landholdings

5 Ten of the 55 acres are designated for parks and open space. In addition to the 55 acres, another eight acres are designated for drainage and a waste water treatment plant, and are included in the "Agricultural, pasture and miscellaneous" classification in Table 3.

6 Kahului Town Center acreage is included in Hawaii-commercial improved properties fully entitled landholdings

7 44 acres of the Eleele Community Project are entitled, however, those acres will not be developed until the additional 796 acres are entitled

20

Development Project Information Sheets ACTIVE DEVELOPMENT/SALES Wholly Owned Brydeswood 22 Gateway at Mililani Mauka 22 Maui Business Park II 23 Waihonua at Kewalo 23 Wailea 24 The Bluffs at Wailea 25 The Ridge at Wailea 25 Wailea B-1 25 Wailea MF-7 25 Kai Malu at Wailea 25 Joint Venture Ka Milo at Mauna Lani 26 Kai Malu at Wailea 26 Kukui’ula 27 FUTURE DEVELOPMENTS Wholly Owned Aina ‘O Kane 29 Haliimaile Subdivision 29 Kahului Town Center 30 Wailea Sites 30 Joint Venture Bakersfield 31 Palmdale Center 31 Santa Barbara Ranch 31 ENTITLEMENTS Kihei Residential 32 Waiale Community 33 Eleele Community 33 21

Active Development

BRYDESWOOD



LOCATION
Kalaheo, Kauai

ACQUISITION DATE
Historic lands

ACRES
352

LOTS
24

PROJECT OVERVIEW

- Planned development of 24 large estate lots (average size is 12 acres)
- Final subdivision approval received in 2011
- Construction plans for roads and utilities approved
- Oceanview and pasture lots
- Pre-development activities continuing
- Potable test well completed with acceptable water quality and quantity
- Water system design is proceeding

GATEWAY AT MILILANI MAUKA


Park & Ride
Park
Gateway Center
Longs
Tesoro
McDonalds
Office Buildings
Rec Center

LOCATION
Mililani, Oahu

ACQUISITION DATE
December 29, 2011

ACRES
4.35

GLA (IN SQ. FT.)
28,400 – future
5,900 – existing

PROJECT OVERVIEW

- 4.35-acre fee simple parcel
- Fully zoned for commercial development
- Well-located within the only retail shopping area in the Mililani Mauka community (pop. 20,000) in Central Oahu
- Existing, fully leased 5,900 square-foot multi-tenant retail building (see page 63)
- Additional 28,400 square feet of retail space development planned
- Existing retail and land acquired with 1031 exchange funds
- Design & engineering commenced
- Marketing in progress
- Targeting restaurant, neighborhood retail and medical and office tenants
- Onsite and offsite infrastructure to be completed by seller by 3Q2012
- Construction start scheduled 3Q2012

22

Active Development

Maui Business Park II



Location
Kahului, Maui

Acquisition Date
Historic lands

Acres
179

Lots
131

Project Overview

- Zoned for light industrial use (commercial, retail, office)
- 179 gross acres (155 saleable acres) located in Central Maui near Kahului Airport
- Adjacent to 76-acre Maui Business Park I project, which sold out in 2005
- Historic company-owned lands
- Offsite infrastructure work completed
- Onsite work progressing
- 4-acre parcel sold to Costco in January 2012 for $38 per square foot
- Increment I construction to be completed in 4Q2012

Waihonua at Kewalo





Location
Honolulu, Oahu

Acquisition Date
June 30, 2010

Units
341

Floors
43

Project Overview

- Highrise condominium in urban Honolulu
- Well located near shopping, restaurants and beaches
- Sales prices average approx. $700/sq. ft.
- One-, two- and three-bedroom residences averaging 1,000 square feet
- Amenities include recreation deck, pool, spa, barbeque dining pavilions, fitness center, private movie theatre and visitor guest suites
- Presales commenced in December 2011
- Conversion to binding contracts in April 2012
- Vertical construction dependent upon achieving satisfactory level of binding sales

Active Development

WAILEA

A&B was the original developer of the Wailea Resort on Maui, beginning in the 1970s and continuing until A&B sold the Resort to a Japanese company in 1989. In October 2003, A&B re-acquired from the Japanese company all of the remaining undeveloped land in the Resort, consisting of 270 acres of fully zoned, residential and commercial land, for $67.1 million. The Resort encompasses a number of specific development sites, which are described below. This map shows the sites that were reacquired in 2003. Since that time, sites MF-15, the Golf Vistas, B-II, MF-9, MF-5 and MF-4 were sold or developed, and MF-8 was contributed to the Kai Malu joint venture.


B-II
MF-13
MF-11
B-I
MF-19
MF-16
MF-5
MF-6
MF-12
SF-7
SF-8
SF-S
MF-10
MF-7
MF-8
Golf Vistas
MF-4
MF-9
MF-15
Active development
Future development or Sale
Sold

ACTIVE DEVELOPMENT

WHOLLY OWNED

The Bluffs at Wailea (MF-11), The Ridge at Wailea (MF-19), B-1, MF-7

JOINT VENTURES

Kai Malu at Wailea (MF-8)

FUTURE DEVELOPMENT OR SALE

MF-6, MF-10, MF-12, MF-13, MF-16, SF-8, SF-7, SF-S

24

WAILEA ACTIVE DEVELOPMENT THE BLUFFS AT WAILEA (MF-11) The Bluffs at Wailea (MF-11) is a 12-lot single family home site development currently listed for sale at prices ranging from $45 to $100 per square foot, with an average listing price of $1.5 million. THE RIDGE AT WAILEA (MF- 19) The Ridge at Wailea (MF-19) consists of nine, half-acre, oceanview estate lots situated on 6.7 acres. The estimated sales price range is $65 to $140 per square foot, with an average list price of $1.6 million. WAILEA B- 1 The 11-acre B-1 parcel, which contains the only approved gas station site within the Wailea master plan, is planned for a retail commercial center with approximately 60,000 square feet of leasable space. The project is in the design stage. WAILEA MF- 7 The 13-acre MF-7 parcel is fully designed and permitted for the development of a 75-unit multi-family project. KAI MALU AT WAILEA (MF- 8) The 25-acre MF-8 parcel was contributed to the Kai Malu joint venture, which is detailed on the following page. 25

Active Development - Joint Ventures

Ka Milo at Mauna Lani



Location
Kona, Hawaii

Acquisition Date
May 2004

Acres
31 (24 remaining)

Units/Homes
137 total (29 sold; 108 to be built)

Project Overview

- 137-unit resort residential community, with a mix of single-family and paired homes
- The first phase consisted of 27 single-family and multi-family units, completed in 2008
- Onsite resort amenities include two pools, spa, exercise room, function pavilion
- Average estimated sales price is $1.1 million
- Units are constructed in two- to 20-unit increments, based on buyer demand

Kai Malu at Wailea



Location
Wailea, Maui

Acquisition Date
October 1, 2003

Acres
25 (2 remaining)

Units
150 total (138 sold; 12 unsold)

Project Overview

- 150 single-family paired units
- Construction completed 2008
- Average sales price $1.3 million
- 138 units have closed; 12 units were available at 12/31/11

26

Active Development - Joint Ventures KUKUI‘ULA LOCATION Poipu, Kauai ACQUISITION DATE Historic lands ACRES 1,000 (961 remaining) UNITS Up to 1,500 PROJECT OVERVIEW Luxury resort residential community in Poipu, Kauai Spectacular ocean views from the Plantation House Development of up to 1,500 residential units on 1,000 fully Custom homesites and plantation style cottages available entitled acres for sale Joint venture with DMB, developer of premier resort Tom Weiskopf golf course recognized as best new private communities course in 2011 by Golf and Links Magazines The Kukui’ula Spa features indoor/outdoor treatment rooms, 75,000 sq. ft. private club, including spa, golf clubhouse, a movement studio and a dramatic lap pool with a beach bar and grill cascading waterfall and spa Members enjoy local food and flowers at the Community 78,900 sq. ft. retail center (The Shops at Kukui’ula) Farm and Gardens, tucked beside a 20-acre lake for fishing and canoeing 81 lots closed; 93 lots available at 12/31/11 Incomparable product with limited competition FINANCIAL & CAPITAL OVERVIEW Kukui’ula is a long-term, master planned project, designed to accommodate high-end resort residential growth on Kauai’s south shore over the next 15 to 25 years, and significant fluctuations in annual absorption over that time frame can be expected. The Company experienced similar absorption fluctuations over the course of its earlier, highly successful Wailea project. During normal, steady state market conditions, the joint venture can anticipate absorption of approximately 80 units per year, which would represent roughly 15% of Hawaii’s “normalized” number of $1 million+ resort residential unit sales per year. A&B believes this is achievable given the lack of competing inventory. (On a cash flow basis, 15-25 lot sales per year are needed to cover all project overhead, operating and sales and marketing costs.) 27

Active Development - Joint Ventures KUKUI’ULA FINANCIAL & CAPITAL OVERVIEW (CONT.) Sufficient project infrastructure is in place today to sell about 280 additional acres (500 to 800 units). Future infrastructure requirements would be paid for from project cash flows. GAAP accounting for the project will differ materially from cash flows, due to percentage of completion accounting. No project level debt on core project; all equity financed by partners. Total capital contributions to the venture as of December 31, 2011, were $252 million by A&B, which includes $30 million for the value of land contributed, and $188 million by DMB. Distributions to A&B and DMB are based on project performance over the duration of the project. Based on the JV's current projections, approximately 90% of all future distributable proceeds, in the aggregate, will be paid to A&B. 28

Future Development Project Summaries HAWAII AINA ‘O KANE (MAUI) Aina ‘O Kane is planned for 103 residential condominium units averaging 1,000 in square feet and 20,000 square feet of ground-floor commercial space, in Kahului, Maui. The project is situated near the Kahului Town Center redevelopment project. Together, the projects’ conceptual designs aim to create a vibrant downtown living environment for future residents. HALIIMAILE SUBDIVISION (MAUI) Haliimaile is a 55-acre, 170-lot residential subdivision planned for Haliimaile (Upcountry, Maui). Lots are planned to be 6,000 to 10,000 square feet in size. Ten acres are allocated for a park. 29

KAHULUI TOWN CENTER (MAUI) The redevelopment plan for the 19-acre Kahului Shopping Center block reflects the creation of a traditional town center, consisting of up to 440 residential condominium units, as well as approximately 225,000 square feet of retail/office space. WAILEA SITES (MAUI) The company is in the long-range planning and design stages for Wailea’s remaining parcels: Planned units, saleable Acres at acres or gross leasable Project Product type 12/31/11 square feet Wailea SF-8 Primary residential 13 90 units Wailea MF-6 Resort residential lots 23 60 lots Wailea MF-10 Resort residential/commercial 13.7 9 lots, 36 units, 64,000 s.f. Wailea MF-16 Resort residential lots 7 20 lots Wailea, other Various 72 400-600 units 30

MAINLAND BAKERSFIELD (CALIFORNIA) A&B entered into a joint venture with Intertex P&G Retail, LLC, for the planned development of a 575,000 square-foot retail center on a 57.3-acre commercial-zoned parcel in Bakersfield, California. The parcel was acquired in November 2006. Although development plans remain on hold due to current market conditions, the venture continues negotiations with a national anchor tenant and is evaluating development options. PALMDALE CENTER (CALIFORNIA) A&B entered into a joint venture with Intertex Palmdale Trade & Commerce Center LLC, for the development of a planned 315,000 square-foot mixed-use commercial office and light industrial condominium complex on 18.2 acres in Palmdale, California, located 60 miles northeast of Los Angeles and 25 miles northeast of Valencia. The parcel was contributed to the venture in 2008. The venture is negotiating with a potential tenant for a 300,000 square-foot build-to-suit facility. SANTA BARBARA RANCH (CALIFORNIA) The Company invested in a joint venture that controls 22 acres located 12 miles north of the City of Santa Barbara, which it is currently marketing for sale. 31

Entitlement Activity Successful land entitlement is a challenging, yet critical step in the development process. Similar to other high-demand, high-quality locales with a limited supply of land suitable for development, the entitlement process in Hawaii is complex, time-consuming and costly, involving a variety of state and county regulatory approvals. For example, conversion of an agriculturally zoned parcel to residential zoning usually requires the following approvals: County amendment of the county general plan and community plan to reflect the desired residential use; State Land Use Commission (SLUC) reclassification of the parcel from the Agricultural district to the Urban district; and County rezoning of the property to the precise residential use desired. A&B actively works with regulatory agencies, commissions and legislative bodies at various levels of government to entitle lands. A&B designates a parcel as fully entitled or fully zoned when all of the above-mentioned land use approvals have been obtained. Ongoing planning and entitlement efforts are focused on the following projects: KIHEI RESIDENTIAL (MAUI) A primary residential subdivision situated on 95 acres in Kihei, on Maui’s south shore, planned for up to 600 housing units, plus complementary commercial uses. In January 2009, the SLUC approved the project’s district boundary amendment application for urban designation. Applications for zoning and community plan amendment were filed with the County in 2010. In December 2010, the Planning Commission recommended approval of the change in zoning and community plan amendment applications, and these applications have been transmitted to the County Council for review and final approval. 32

WAIALE COMMUNITY (MAUI) Waiale is a master-planned community located in Central Maui. Approximately 545 acres of the project have been proposed for urban growth in the ongoing Maui General Plan Update to accommodate up to 2,550 primary housing units, together with parks, school, civic and commercial uses. In 2010, Properties submitted an application for SLUC Urban designation of the site. In 2011, the project’s final Environmental Impact Statement was completed and accepted by the SLUC. SLUC hearings on a petition for urban designation began in February 2012 and are scheduled to be completed later in the year. Upon receipt of SLUC approval, the Company will apply for project district zoning and community plan amendments with the County. ELEELE COMMUNITY (KAUAI) The Eleele Community Master Plan seeks entitlement of 840 acres for a new primary residential community east of Port Allen on Kauai, and is being pursued through Kauai’s multi-year General Plan Update Process. This process will take approximately two to three years, after which applications for state and county zoning would be pursued. 33

Completed Development Projects Summaries of selected completed projects undertaken by the Company during the past 15 years are intended to show the variety of projects developed and markets served. Since 2000, the Company has invested, either directly or through joint ventures, approximately $845 million in 38 development projects — including three high-rise condominiums in urban Honolulu and premier resort destination communities in Hawaii, such as the Wailea Resort on Maui and Kukui’ula on Kauai. The internal rates of return (unlevered for wholly-owned projects and levered for joint venture projects) on 20 projects which were completed at December 31, 2011 of the 38 total projects, representing $470 million of total invested capital (and $410 million of the total capital invested since 2000), had a weighted average of 22%. In addition, $30 million of capital was expended on four completed commercial property development projects where A&B, or A&B and its joint venture partners, retain ownership. Descriptions of a representative sampling of these projects follow. These returns are not necessarily indicative of returns on uncompleted projects, or of the overall profitability of A&B’s current and future development activities. The returns were based on each project’s readily identifiable cash flows and do not include allocations of general and administrative costs at the segment or corporate levels. PAST DEVELOPMENTS Alakea Corporate Tower 35 Hokua 35 801 Kaheka 36 Kai Lani at Ko Olina 36 Keola La‘i 37 Kunia Shopping Center 37 Lanikea 37 34

Past Development Project Summaries ALAKEA CORPORATE TOWER (OAHU) In 2003, A&B acquired this underperforming Class “A” office building, located in Honolulu’s central business district, at well below replacement cost with the intent of converting the property into an office condominium. The strategy was a resounding success, with all 52 units across 31 floors selling out by 2005. Project revenue amounted to $35 million (including leasing). HOKUA (OAHU) In 2003, A&B was invited to participate in the joint venture development of Hokua, a 247-unit luxury condominium located on 3.7 acres in urban Honolulu. The development met considerable pent-up demand for high-end product in the area, resulting in substantial pre-sales and the closing of nearly all of the units in a single month. A&B’s contribution to the venture was $40 million and total project venture revenue was $282 million. 35

801 KAHEKA (OAHU) The Company’s investment discipline is reflected in the 2005 purchase and subsequent sale of this four-acre parcel in urban Honolulu that was purchased for potential condominium development. The site, which was purchased for $19 million, was improved with 105,000 square feet of retail space. In 2007, an unsolicited offer triggered the opportunistic sale of the property, at a margin similar to the margin expected from development. KAI LANI AT KO OLINA (OAHU) In 2001, A&B partnered with a prominent local homebuilder to develop 116 residential condominiums in the Ko Olina Resort. The project was sold over 14 months, generating $57 million in revenue for the venture. A&B contributed $5 million to the venture. 36

KEOLA LA‘I (OAHU) A&B acquired this 2.7-acre urban Honolulu site in a private transaction in 2004. Construction of a 42-story, 352-residential unit, four-commercial unit project was completed and substantially sold in 2008. Sales here generated $224 million in revenue, with only three units unsold as of year-end 2011. KUNIA SHOPPING CENTER (OAHU) A&B commenced development of this 60,400 square-foot neighborhood shopping center in Central Oahu in 2002. The Center was completed in 2005 at a cost of $13 million and as of year-end 2011 was 96% occupied. Please refer to page 64 for additional information on the property. LANIKEA (OAHU) In 2001, a private transaction led to the purchase of a 1.6-acre condominium site in Waikiki. In 2005, A&B completed the construction of a 100-unit condominium project, the first high-rise project developed in Waikiki in over a decade. Sales were completed over a two-month period, generating revenue of $63 million. 37

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Alexander & Baldwin, Inc. │Real Estate Supplement REAL ESTATE LEASING 39

Real Estate Leasing Segment Strategy and Operations The Real Estate Leasing segment owns, operates and manages commercial properties. It focuses on acquiring high-quality retail, office and industrial properties in good locations, effectively managing those properties to increase margins through higher occupancies and cost management, and positioning these assets for potential sale when full market value has been achieved.1 Real Estate Leasing income also includes revenue from a variety of land leases, licenses and other agreements related to real estate in Hawaii. From a strategic perspective, the relatively stable, recurring cash flows generated by the Real Estate Leasing business act to counterbalance the cyclicality inherent in Real Estate Sales segment results, as well as fund or finance development activities. A&B strives to increase the value of its commercial property portfolio through active management of a comprehensive program designed to increase occupancy, secure high- quality tenants, and reduce costs, thereby maximizing the financial performance of these properties over time. Periodically, when A&B believes it has maximized the value of a select asset, it may market the asset for sale, or sell in response to an unsolicited offer. Upon sale, A&B will seek to redeploy the proceeds on a 1031 tax-deferred basis into a new asset with a higher return potential, with a focus on opportunistically migrating the portfolio to Hawaii over time. The Company’s commercial property portfolio originated in the early 1950s, and prior to 1989, consisted primarily of income properties developed by the Company on its historic landholdings on Maui and Kauai. In 1989, the Company broadened its strategy, reinvesting a portion from the sale of the Wailea Resort (since repurchased) into five commercial properties on the Mainland using Internal Revenue Code Section 1031 tax-deferred exchanges. Income taxes that are deferred utilizing the 1031 exchange process represent an interest-free source of capital that is used by the Company to generate incremental cash flow. Given the low historical cost basis of the Company’s lands, the strategy is particularly appealing to A&B. Over the years, the Company has deferred over $200 million of income taxes on the sale of raw land and improved properties. The tax benefits of the 1031 program also allow the Company to compete effectively for acquisitions, and earn attractive returns. A&B’s current portfolio, which includes 45 income-producing properties comprising 7.9 million square feet of gross leasable area, is well balanced among retail, office and industrial sectors and is geographically dispersed in eight Mainland states and Hawaii. 1 Any financial impact from such a sale would be reported in Real Estate Sales segment results. 40

PORTFOLIO SEGMENT DESCRIPTION

HAWAII IMPROVED PROPERTIES

A&B's Hawaii improved property portfolio consists of 21 retail, office and industrial properties, comprising approximately 1.4 million square feet of leasable space. The majority of the commercial properties are located on Maui and Oahu, with smaller holdings in the area of Port Allen, Kauai, and the Big Island of Hawaii.

HAWAII UNIMPROVED PROPERTIES

The Company leases and licenses a relatively small portion of its historic lands on Maui and Kauai to third parties. These leases and licenses cover a wide variety of urban and agricultural lands, ranging from ground leases covering the fee interest in land underlying commercial properties, to farming and pasture leases, to licenses of remnant parcels and easement areas, to sand and aggregate quarry leases whose lease or royalty payments are based on extraction rates. Accordingly, both period-to-period results and rental revenue per land unit may be highly variable.

MAINLAND IMPROVED PROPERTIES

On the Mainland, A&B owns a portfolio of 24 retail, office and industrial properties acquired primarily by way of 1031 tax-deferred exchanges. The Company's Mainland portfolio comprises approximately 6.5 million square feet of leasable space.

Summarized information for the Company's portfolio as of and for the year ended December 31, 2011 follows.

	Hawaii	Mainland	Total
GLA (in millions)			
Industrial	0.5	4.5	5.0
Office	0.2	1.3	1.5
Retail	0.7	0.7	1.4
Total	**1.4**	**6.5**	**7.9**
Occupancy			
Industrial	89%	95%	94%
Office	92%	84%	85%
Retail	92%	88%	90%
Total	**91%**	**92%**	**92%**
Cash NOI (in millions)[1]	$ 26.5[2]	$ 34.3	$ 60.8

1 See page 52 for a statement on the Company's use of NOI and a reconciliation of Leasing operating profit to Real Estate Leasing Cash NOI

2 Includes $3.5 million of NOI from unimproved Hawaii properties

41

Acquisition and Disposition Strategy The Company seeks to acquire income properties in markets with strong growth prospects and to enhance asset values through facility upgrades, re-tenanting, asset repositioning and general market growth. When management believes a property has achieved full value, it will market the property for sale, or occasionally respond to unsolicited offers. The Company believes that Hawaii is poised for growth, and further believes that given A&B’s combination of local market knowledge, relationship, and financial strength, it has a sustainable competitive advantage in investing in Hawaii commercial properties. As a result, it will seek to increasingly focus the portfolio’s geographic concentration to Hawaii over time. The Company sells selected properties from its portfolio when it believes the value of an asset has been maximized and the asset’s full fair market value can be realized. Given (1) the Company’s strategic decision to increasingly focus its portfolio in Hawaii over time; (2) the relatively small number of suitable investment properties available in Hawaii at any given time; and (3) the significant transactional restrictions that accompany the 1031 process, it is likely that the pace of commercial portfolio property sales in the future will be dictated largely by the availability of suitable Hawaii replacement investment opportunities. 42

Real Estate Leasing Segment – Asset Descriptions and Statistics

Tables 5 to 8 provide detail on the Company's commercial real estate portfolio.

TABLE 5

PROPERTY DETAIL - HAWAII IMPROVED PROPERTIES – MOST RECENT QUARTER

For the Quarter Ended 12/31/11

Property	Number of properties	Island	Gross leasable area at 12/31/11 (sq. ft.)	Leased[1] (percent)	Outstanding debt	4Q2011 Cash net operating income (NOI)[2] ($ in 000s)	% cash net operating income to total Hawaii portfolio
Industrial:							
Komohana Industrial Park	1	Oahu	238,300	81.0	$ -	$ 784	14.7
P&L Building	1	Maui	104,100	97.7	-	267	5.0
Port Allen	3	Kauai	63,800	94.3	-	142	2.7
Waipio Industrial	1	Oahu	158,400	97.3	-	509	9.5
Subtotal – Industrial	6		564,600		$ -	$ 1,702	31.9
Office:							
Judd Building	1	Oahu	20,200	100.0	$ -	$ 93	1.7
Kahului Office Building	1	Maui	58,300	92.0	-	302	5.7
Kahului Office Center	1	Maui	32,900	86.0	-	156	2.9
Lono Center	1	Maui	13,400	84.0	-	52	1.0
Maui Clinic Building	1	Maui	16,600	96.0	-	89	1.7
Stangenwald Building	1	Oahu	27,100	87.7	-	63	1.2
Subtotal – Office	6		168,500		$ -	$ 755	14.2
Retail:							
Gateway at Mililani Mauka[3]	1	Oahu	5,900	100.0	$ -	$ 2	0.0
Kahului Shopping Center	1	Maui	43,200	69.3	-	59	1.1
Kaneohe Bay Shopping Center	1	Oahu	123,900	95.0	-	405	7.6
Kunia Shopping Center	1	Oahu	60,400	96.0	-	437	8.2
Lahaina Square	1	Maui	50,200	62.0	-	88	1.7
Lanihau Marketplace	1	Hawaii	88,300	99.0	-	527	9.9
Maui Mall	1	Maui	185,700	95.0	-	669	12.6
Port Allen Marina Center	1	Kauai	23,600	77.0	-	102	1.9
Waipio Shopping Center	1	Oahu	113,800	97.0	-	582	10.9
Subtotal – Retail	9		695,000		$ -	$ 2,871	53.9
Total Hawaii	21		1,428,100		$ -	$ 5,328	100.0

1 Represents the average percentage of space leased during the period referenced or A&B's ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.

2 See page 52 for a statement regarding the Company's use of Cash NOI and a reconciliation of Leasing operating profit to Cash NOI for the total portfolio.

3 Property acquired at the end of 2011.

Note: For portfolio asset class and geographic occupancy see Table 9.

43

TABLE 6

PROPERTY DETAIL - HAWAII IMPROVED PROPERTIES – MOST RECENT FISCAL YEAR

For the Year Ended 12/31/11

Property	Number of properties	Island	Gross leasable area at 12/31/11 (sq. ft.)	Leased[1] 2011 (percent)	Outstanding debt	Annual Cash net operating income (NOI)[2] ($ in 000s)	% cash net operating income to total Hawaii portfolio
Industrial:							
Komohana Industrial Park	1	Oahu	238,300	76.9	$ -	$ 2,883	13.0
P&L Building	1	Maui	104,100	95.5	-	1,032	4.6
Port Allen	3	Kauai	63,800	94.3	-	508	2.3
Waipio Industrial	1	Oahu	158,400	97.9	-	2,154	9.7
Subtotal – Industrial	6		564,600		$ -	$ 6,577	29.6
Office:							
Judd Building	1	Oahu	20,200	100.0	$ -	$ 372	1.7
Kahului Office Building	1	Maui	58,300	91.7	-	1,115	5.0
Kahului Office Center	1	Maui	32,900	85.0	-	648	2.9
Lono Center	1	Maui	13,400	84.0	-	164	0.7
Maui Clinic Building	1	Maui	16,600	97.7	-	370	1.7
Stangenwald Building	1	Oahu	27,100	94.1	-	351	1.6
Subtotal – Office	6		168,500		$ -	$ 3,020	13.6
Retail:							
Gateway at Mililani Mauka[3]	1	Oahu	5,900	100.0	$ -	$ 2	0.0
Kahului Shopping Center	1	Maui	43,200	79.5	-	231	1.0
Kaneohe Bay Shopping Center	1	Oahu	123,900	97.3	-	1,853	8.4
Kunia Shopping Center	1	Oahu	60,400	90.2	-	1,842	8.3
Lahaina Square	1	Maui	50,200	66.5	-	446	2.0
Lanihau Marketplace	1	Hawaii	88,300	99.0	-	2,224	10.0
Maui Mall	1	Maui	185,700	93.9	-	2,736	12.3
Port Allen Marina Center	1	Kauai	23,600	77.0	-	421	1.9
Waipio Shopping Center	1	Oahu	113,800	97.8	-	2,863	12.9
Subtotal – Retail	9		695,000		$ -	$ 12,618	56.8
Total Hawaii	21		1,428,100		$ -	$ 22,215	100.0

1 Represents the average percentage of space leased during the period referenced or A&B's ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.

2 See page 52 for a statement regarding the Company's use of Cash NOI and a reconciliation of Leasing operating profit to Cash NOI for the total portfolio.

3 Property acquired at the end of 2011.

Note: For portfolio asset class and geographic occupancy see Table 10.

44

TABLE 7

PROPERTY DETAIL - MAINLAND IMPROVED PROPERTIES – MOST RECENT QUARTER

For the Quarter Ended 12/31/11

Property	Number of properties	Location	Gross leasable area at 12/31/11 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	4Q2011 cash net operating income (NOI)[2] ($ in 000s)	% cash net operating income to total Mainland portfolio
Industrial:							
Activity Distribution Center	1	San Diego, CA	252,300	100.0	$ -	$ 531	5.9
Centennial Plaza	1	Salt Lake City, UT	244,000	87.0	-	219	2.4
Heritage Business Park	1	Dallas, TX	1,316,400	100.0	-	1,405	15.6
Midstate Hayes	1	Visalia, CA	789,100	85.0	11,517	598	6.7
Northpoint Portfolio	1	Fullerton, CA	119,400	100.0	-	235	2.6
Republic Distribution Center	1	Pasadena, TX	312,500	100.0	-	85	0.9
Savannah Logistics Park	1	Savannah, GA	1,035,700	100.0	-	977	10.8
Sparks Business Center	1	Sparks, NV	396,100	89.7	-	461	5.1
Subtotal – Industrial	**8**		**4,465,500**		**$ 11,517**	**$ 4,511**	**50.0**
Office:							
Concorde Commerce Center	1	Phoenix, AZ	140,700	82.0	$ -	$ 271	3.0
Deer Valley Financial Center	1	Phoenix, AZ	126,600	70.0	10,316	154	1.7
Firestone Blvd Building	1	La Mirada, CA	28,100	100.0	-	121	1.3
Gateway Oaks	1	Sacramento, CA	58,700	86.0	-	115	1.3
Issaquah Office Center	1	Issaquah, WA	146,900	100.0	-	523	5.8
Ninigret Office Park	1	Salt Lake City, UT	185,500	100.0	-	592	6.6
1800 and 1820 Preston Park	1	Plano, TX	198,800	87.0	-	446	4.9
2868 Prospect Park	1	Sacramento, CA	162,900	63.0	-	120	1.3
San Pedro Plaza	1	San Antonio, TX	171,900	80.0	-	313	3.5
Union Bank	1	Everett, WA	84,000	100.0	-	335	3.7
Subtotal – Office	**10**		**1,304,100**		**$ 10,316**	**$ 2,990**	**33.1**
Retail:							
Broadlands Marketplace	1	Broomfield, CO	103,900	90.7	$ -	$ 181	2.0
Little Cottonwood Center	1	Sandy, UT	141,600	94.0	6,496	257	2.9
Meadows on the Parkway	1	Boulder, CO	216,400	79.0	-	658	7.3
Rancho Temecula Town Center	1	Temecula, CA	165,500	91.3	-	208	2.3
Royal MacArthur Center	1	Dallas, TX	44,100	79.0	-	181	2.0
Wilshire Shopping Center	1	Greeley, CO	46,500	57.0	-	38	0.4
Subtotal – Retail	**6**		**718,000**		**$ 6,496**	**$ 1,523**	**16.9**
Total Mainland	**24**		**6,487,600**		**$ 28,329**	**$ 9,024**	**100.0**

1 Represents the average percentage of space leased during the period referenced or A&B's ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.

2 See page 52 for a statement regarding the Company's use of Cash NOI and a reconciliation of Leasing operating profit to Cash NOI for the total portfolio.

Note: For portfolio asset class and geographic occupancy see Table 9.

45

TABLE 8

PROPERTY DETAIL - MAINLAND IMPROVED PROPERTIES – MOST RECENT FISCAL YEAR

For the Year Ended 12/31/11

Property	Number of properties	Location	Gross leasable area at 12/31/11 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	Annual cash net operating income (NOI)[2] ($ in 000s)	% cash net operating income to total Mainland portfolio
Industrial:							
Activity Distribution Center	1	San Diego, CA	252,300	92.2	$ -	$ 1,963	5.8
Centennial Plaza	1	Salt Lake City, UT	244,000	89.3	-	909	2.7
Heritage Business Park	1	Dallas, TX	1,316,400	97.7	-	4,733	14.1
Midstate 99 Distribution Center	1	Visalia, CA	789,100	92.2	11,517	2,530	7.5
Northpoint Industrial	1	Fullerton, CA	119,400	100.0	-	823	2.5
Republic Distribution Center	1	Pasadena, TX	312,500	100.0	-	(123)	(0.4)
Savannah Logistics Park	1	Savannah, GA	1,035,700	100.0	-	3,483	10.4
Sparks Business Center	1	Sparks, NV	396,100	79.8	-	1,482	4.4
Subtotal – Industrial	**8**		**4,465,500**		**$ 11,517**	**$ 15,800**	**47.0**
Office:							
Concorde Commerce Center	1	Phoenix, AZ	140,700	81.8	$ -	$ 1,360	4.0
Deer Valley Financial Center	1	Phoenix, AZ	126,600	67.7	10,316	328	1.0
Firestone Boulevard Building	1	La Mirada, CA	28,100	100.0	-	480	1.4
Gateway Oaks	1	Sacramento, CA	58,700	86.0	-	677	2.0
Issaquah Office Center[3]	1	Issaquah, WA	146,900	100.0	-	626	1.8
Ninigret Office Park	1	Salt Lake City, UT	185,500	99.4	-	1,893	5.6
1800 and 1820 Preston Park	1	Plano, TX	198,800	83.2	-	1,401	4.2
2868 Prospect Park	1	Sacramento, CA	162,900	77.0	-	1,064	3.2
San Pedro Plaza	1	San Antonio, TX	171,900	76.8	-	875	2.6
Union Bank[3]	1	Everett, WA	84,000	100.0	-	727	2.2
Subtotal – Office	**10**		**1,304,100**		**$ 10,316**	**$ 9,431**	**28.0**
Retail:							
Broadlands Marketplace	1	Broomfield, CO	103,900	90.2	$ -	$ 714	2.1
Little Cottonwood Center	1	Sandy, UT	141,600	95.4	6,496	1,405	4.2
Meadows on the Parkway	1	Boulder, CO	216,400	79.3	-	2,661	7.9
Rancho Temecula Town Center	1	Temecula, CA	165,500	95.4	-	2,721	8.1
Royal MacArthur Center	1	Dallas, TX	44,100	80.8	-	675	2.0
Wilshire Shopping Center	1	Greeley, CO	46,500	65.7	-	223	0.7
Subtotal – Retail	**6**		**718,000**		**$ 6,496**	**$ 8,399**	**25.0**
Total Mainland	**24**		**6,487,600**		**$ 28,329**	**$ 33,630**	**100.0**

1 Represents the average percentage of space leased during the period referenced or A&B's ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.

2 See page 52 for a statement regarding the Company's use of Cash NOI and a reconciliation of Leasing operating profit to Cash NOI for the total portfolio.

3 Properties acquired in 2011.

Note: For portfolio asset class and geographic occupancy see Table 10.

46

TABLE 9 COMPARABLE PERCENT OCCUPANCY DATA BY GEOGRAPHIC REGION AND ASSET CLASS – MOST RECENT QUARTER 4Q 2011 4Q 2010 Percentage point change Location Industrial Office Retail Total Industrial Office Retail Total Industrial Office Retail Total Hawaii improved 90.2 90.9 91.3 90.8 86.9 92.5 93.7 90.7 3.3 (1.6) (2.4) 0.1 Mainland improved 95.7 85.3 85.1 92.4 86.5 82.5 90.2 86.3 9.2 2.8 (5.1) 6.1 Total 95.1 85.9 88.1 92.1 86.6 83.9 91.8 87.1 8.5 2.0 (3.7) 5.0 TABLE 1 0 COMPARABLE PERCENT OCCUPANCY DATA BY GEOGRAPHIC REGION AND ASSET CLASS – MOST RECENT FISCAL YEAR 2011 2010 Percentage point change Location Industrial Office Retail Total Industrial Office Retail Total Industrial Office Retail Total Hawaii improved 88.9 91.7 92.1 90.7 89.2 90.9 94.4 91.9 (0.3) 0.8 (2.3) (1.2) Mainland improved 95.1 84.1 87.6 92.2 85.1 84.2 88.4 85.3 10.0 (0.1) (0.8) 6.9 Total 94.4 85.0 89.7 91.9 85.5 85.1 91.4 86.4 8.9 (0.1) (1.7) 5.5 47

TABLE 11 WEIGHTED AVERAGE GROSS LEASABLE AREA BY GEOGRAPHIC REGION AND ASSET CLASS – MOST RECENT QUARTER 4Q 2011 (in sq. ft.) 4Q 2010 (in sq. ft.) Percentage Change Location Industrial Office Retail Total Industrial Office Retail Total Industrial Office Retail Total Hawaii improved 564,600 168,500 691,100 1,424,200 626,100 167,200 687,400 1,480,700 (9.8) 0.8 0.5 (3.8) Mainland improved 4,466,800 1,303,900 718,300 6,489,000 4,466,800 1,072,900 802,200 6,341,900 - 21.5 (10.5) 2.3 Total 5,031,400 1,472,400 1,409,400 7,913,200 5,092,900 1,240,100 1,489,600 7,822,600 (1.2) 18.7 (5.4) 1.2 TABLE 1 2 WEIGHTED AVERAGE GROSS LEASABLE AREA BY GEOGRAPHIC REGION AND ASSET CLASS – MOST RECENT FISCAL YEAR 2011 (in sq. ft.) 2010 (in sq. ft.) Percentage Change Location Industrial Office Retail Total Industrial Office Retail Total Industrial Office Retail Total Hawaii improved 605,600 168,500 691,300 1,465,400 507,000 167,200 641,500 1,315,700 19.4 0.8 7.8 11.4 Mainland improved 4,466,800 1,170,900 776,200 6,413,900 5,216,700 1,072,900 613,300 6,902,900 (14.4) 9.1 26.6 (7.1) Total 5,072,400 1,339,400 1,467,500 7,879,300 5,723,700 1,240,100 1,254,800 8,218,600 (11.4) 8.0 17.0 (4.1) 48

TABLE 13 OCCUPANCY ANALYSIS TREND – LAST FIVE QUARTERS 4Q2011 3Q2011 2Q2011 1Q2011 4Q2010 Number of Percentage Number of Percentage Number of Percentage Number of Percentage Number of Percentage properties Sq. ft. leased properties Sq. ft. leased properties Sq. ft. leased properties Sq. ft. leased properties Sq. ft. leased Industrial 14 5,031,400 95.1 14 5,072,500 94.4 15 5,093,000 95.2 15 5,093,000 92.8 15 5,092,900 86.6 Office 16 1,472,400 85.9 16 1,374,400 85.1 15 1,269,500 84.6 14 1,241,400 84.3 14 1,240,100 83.9 Retail 15 1,409,400 88.1 14 1,407,300 89.1 14 1,500,100 90.5 15 1,553,300 90.8 16 1,489,600 91.8 Total 45 7,913,200 92.1 44 7,854,200 91.8 44 7,862,600 92.6 44 7,887,700 91.1 45 7,822,600 87.1 49

TABLE 14

REAL ESTATE LEASING CASH NET OPERATING INCOME (NOI) – MOST RECENT QUARTER

(in millions)

Location	4Q 2011				4Q 2010				Percentage Change			
	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	$ 1.7	$ 0.8	$ 2.9	$ 5.4	$ 1.8	$ 0.7	$ 2.6	$ 5.1	(5.6)	14.3	11.5	5.9
Hawaii unimproved	-	-	-	0.8	-	-	-	0.9	-	-	-	(11.1)
Total Hawaii	**$ 1.7**	**$ 0.8**	**$ 2.9**	**$ 6.2**	**$ 1.8**	**$ 0.7**	**$ 2.6**	**$ 6.0**	**(5.6)**	**14.3**	**11.5**	**3.3**
Mainland improved	4.5	3.0	1.5	9.0	4.1	1.5	2.0	7.6	9.8	100.0	(25.0)	18.4
Total	**$ 6.2**	**$ 3.8**	**$ 4.4**	**$ 15.2**	**$ 5.9**	**$ 2.2**	**$ 4.6**	**$ 13.6**	**5.1**	**72.7**	**(4.3)**	**11.8**

TABLE 15

REAL ESTATE LEASING CASH NET OPERATING INCOME (NOI) – MOST RECENT FISCAL YEAR

(in millions)

Location	2011				2010				Percentage Change			
	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	$ 7.2	$ 3.1	$ 12.7	$ 23.0	$ 5.8	$ 3.5	$ 11.1	$ 20.4	24.1	(11.4)	14.4	12.7
Hawaii unimproved	-	-	-	3.5	-	-	-	3.9	-	-	-	(10.3)
Total Hawaii	**$ 7.2**	**$ 3.1**	**$ 12.7**	**$ 26.5**	**$ 5.8**	**$ 3.5**	**$ 11.1**	**$ 24.3**	**24.1**	**(11.4)**	**14.4**	**9.1**
Mainland improved	15.8	9.4	9.1	34.3	18.7	6.6	6.1	31.4	(15.5)	42.4	49.2	9.2
Total	**$ 23.0**	**$ 12.5**	**$ 21.8**	**$ 60.8**	**$ 24.5**	**$ 10.1**	**$ 17.2**	**$ 55.7**	**(6.1)**	**23.8**	**26.7**	**9.2**

Note: See page 52 for a statement on the Company's use of NOI and a reconciliation of Leasing operating profit to Real Estate Leasing Cash NOI and Real Estate Leasing Same Store NOI.

50

TABLE 16

REAL ESTATE LEASING SAME STORE CASH NOI[1] – MOST RECENT QUARTER

(in millions)

	4Q 2011				4Q 2010				Percentage Change			
Location	Office	Industrial	Retail	Total	Office	Industrial	Retail	Total	Office	Industrial	Retail	Total
Hawaii improved	$ 0.8	$ 1.7	$ 2.8	$ 5.3	$ 0.8	$ 1.6	$ 2.3	$ 4.7	-	6.2	21.7	12.8
Hawaii unimproved	-	-	-	0.8	-	-	-	0.9	-	-	-	(9.7)
Total Hawaii	**$ 0.8**	**$ 1.7**	**$ 2.8**	**$ 6.1**	**$ 0.8**	**$ 1.6**	**$ 2.3**	**$ 5.6**	-	**6.2**	**21.7**	**9.2**
Mainland improved	2.1	4.5	1.1	7.7	1.5	4.0	1.0	6.5	40.0	12.5	10.0	18.5
Total	**$ 2.9**	**$ 6.2**	**$ 3.9**	**$ 13.8**	**$ 2.3**	**$ 5.6**	**$ 3.3**	**$ 12.1**	**26.1**	**10.7**	**18.2**	**14.2**

TABLE 17

REAL ESTATE LEASING SAME STORE CASH NOI[1] – MOST RECENT FISCAL YEAR

(in millions)

	2011				2010				Percentage Change			
Location	Office	Industrial	Retail	Total	Office	Industrial	Retail	Total	Office	Industrial	Retail	Total
Hawaii improved	$ 3.0	$ 3.7	$ 9.9	$ 16.6	$ 3.3	$ 3.6	$ 8.7	$ 15.6	(9.1)	2.8	13.8	6.4
Hawaii unimproved	-	-	-	3.6	-	-	-	3.8	-	-	-	(5.3)
Total Hawaii	**$ 3.0**	**$ 3.7**	**$ 9.9**	**$ 20.2**	**$ 3.3**	**$ 3.6**	**$ 8.7**	**$ 19.4**	**(9.1)**	**2.8**	**13.8**	**4.1**
Mainland improved	8.1	15.8	1.6	25.5	6.6	15.6	1.7	$ 23.9	22.7	1.3	(5.9)	6.7
Total	**$ 11.1**	**$ 19.5**	**$ 11.5**	**$ 45.7**	**$ 9.9**	**$ 19.2**	**$ 10.4**	**$ 43.3**	**12.1**	**1.6**	**10.6**	**5.5**

1 Same Store Cash NOI relates to properties that were operated throughout the duration of both periods under comparison.

Note: See page 52 for a statement on the Company's use of NOI and a reconciliation of Leasing operating profit to Real Estate Leasing Cash NOI and Real Estate Leasing Same Store NOI.

51

Statement on Management's Use of Non-GAAP Financial Measures

Cash net operating income (NOI) is a non-GAAP measure derived from real estate revenues (determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). Cash NOI does not have any standardized meaning prescribed by GAAP, and therefore, may differ from definitions of cash NOI used by other companies. Cash NOI should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's financial performance, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. Cash NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Cash NOI excludes general and administrative expenses, straight-line rental adjustments, bad debt expense, interest income, interest expense, depreciation and amortization, and gains on sales of interests in real estate. The Company believes that the Real Estate Leasing segment's operating profit after discontinued operations is the most directly comparable GAAP measurement to cash NOI. A required reconciliation of Real Estate Leasing operating profit to Real Estate Leasing segment same store cash NOI is as follows:

TABLE 18

Reconciliation of Real Estate Leasing Operating Profit to Cash NOI and Same Store Cash NOI (Non-GAAP)

(in millions)

	4Q 2011	4Q 2010	Year ended December 31, 2011	Year ended December 31, 2010
Real Estate Leasing segment operating profit before discontinued operations	$ 9.1	$ 8.4	$ 39.3	$ 35.3
Less amounts reported in discontinued operations	-	(0.2)	(1.3)	(5.9)
Real Estate Leasing segment operating profit after subtracting discontinued operations	$ 9.1	$ 8.2	$ 38.0	$ 29.4
Adjustments:				
Depreciation and amortization	$ 5.5	$ 5.7	$ 21.7	$ 21.1
FASB 13 straight-line lease adjustments	(0.5)	(1.2)	(3.8)	(4.1)
General and administrative expense	0.9	0.7	2.8	2.9
Discontinued operations	-	0.2	1.3	5.9
Bad debt expense	0.2	0.0	0.8	0.5
Real Estate Leasing total cash NOI	$ 15.2	$ 13.6	$ 60.8	$ 55.7
Acquisitions/ disposition adjustments/ other	(1.4)	(1.5)	(15.1)	(12.4)
Real Estate Leasing segment same store cash NOI[1]	$ 13.8	$ 12.1	$ 45.7	$ 43.3

1 Cash NOI related to properties that were operated throughout the duration of both periods under comparison.

52

Portfolio Acquisitions and Dispositions

TABLE 19

2011 Improved Property Portfolio Acquisitions/Dispositions

Property acquired in 2011	Acquisition date (month/year)	Acquisition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Union Bank	6/11	10.9	84,000	100.0
Issaquah Office Center	9/11	19.9	146,900	100.0
Gateway at Mililani Mauka	12/11	8.2[1]	5,900	100.0
Total		**39.0**	**236,800**	

Property disposed in 2011	Disposition date (month/year)	Disposition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Apex Building	1/11	9.0	28,100	91.0
Arbor Park Shopping Center	6/11	22.5	139,500	94.0
Wakea Business Center	9/11	8.5	61,500	98.0
Total		**40.0**	**229,100**	

2010 Improved Property Portfolio Acquisitions/Dispositions

Property acquired in 2010	Acquisition date (month/year)	Acquisition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Meadows on the Parkway	1/10	30.8	216,400	83.0
Lanihau Marketplace	4/10	22.5	88,300	98.0
Komohana Industrial Park	7/10	37.7	238,300	74.0
Little Cottonwood Center	10/10	20.8	141,600	96.0
Rancho Temecula Town Center	11/10	48.9	165,500	97.0
Lahaina Square	11/10	4.9	50,200	70.0
Total		**165.6**	**900,300**	

Property disposed of in 2010	Disposition date (month/year)	Disposition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Mililani Shopping Center	1/10	50.3	180,300	99.0
Kele Center	2/10	4.9	14,800	91.0
Valley Freeway Corporate Park	5/10	15.5	228,200	96.0
Ontario Distribution Center	10/10	43.0	898,400	100.0
Total		**113.7**	**1,321,700**	

[1] $8.2M acquisition price includes an existing 5,900 square-foot building and a 4.3-acre development parcel

53

Lease Renewal Analysis

The weighted average lease terms of our Hawaii and Mainland portfolios are 92 and 84 months, respectively, for a total portfolio lease term of 88 months. The weighted average remaining lease terms for the Hawaii and Mainland portfolios are 45 and 36 months, respectively, for a total portfolio remaining lease term of 40 months. The following Table 20 details portfolio lease expirations by year.

TABLE 20

LEASE EXPIRATIONS

December 31, 2011

Expiration year	Sq. ft. of expiring leases	Percentage of total leased GLA[1]	Annual gross rent expiring[2] ($ in millions)	Percentage of total annual gross rent[2]	Percentage renewed or re-leased	Percentage change in annual gross rent on renewed leases
2010	835,815				72.0	(11.7)
2011	791,686				70.0	(3.0)
2012	577,581	8.0	$ 8.2	11.1		
2013	2,119,098[3]	29.3	16.4	22.2		
2014	525,533	7.2	6.9	9.3		
2015	1,140,483	15.7	11.4	15.4		
2016	1,075,492	14.9	11.3	15.3		
2017	570,821	7.9	6.1	8.3		
2018	114,829	1.6	1.2	1.6		
2019	59,325	0.8	1.3	1.7		
2020	187,923	2.6	2.8	3.8		
2021	143,151	2.0	1.1	1.5		
2022	84,122	1.2	1.5	2.0		
Thereafter	637,089	8.8	5.8	7.8		
	7,235,447	100.0	$ 74.0	99.9		

1 Gross Leasable Area

2 Annual gross rent means the annualized base rent amounts of expiring leases and includes improved properties only.

3 Includes 1,035,676 square feet related to the Savannah Logistics Park, which is 100% leased to Matson Logistics, Inc. See page 73 for a detailed property description.

54

Portfolio Concentrations TABLE 21 TENANT CONCENTRATION AS OF 12/31/11 Largest Tenants (In-Service Properties) Based Upon Annual Gross Revenue Percentage of annual Percentage Annual gross gross GLA2 of total Tenant Primary industry Lease expiration year revenue 1 revenue (sq. ft.) GLA2 Matson Global Distribution Services, Inc.1 Logistics 2013 $ 3,572,198 4.0 1,035,676 13.1 Cigna Healthcare Healthcare 2013 1,943,976 2.2 87,370 1.1 GP/RM Prestress, LLC Construction Equipment & Materials Supplier 2014 1,443,732 1.6 1,002,595 12.7 Teleperformance USA Call Center/Communications 2015 1,311,504 1.5 92,036 1.2 Office Max, Inc. Retail 2012 1,236,577 1.4 75,824 1.0 Henry Schein, Inc. Dental Supplier 2013 1,173,252 1.3 241,909 3.1 Safeway Store Retail 2014, 2027 1,015,248 1.1 152,128 1.9 International Paper Paper Packaging/Distribution 2013 1,011,362 1.1 252,040 3.2 Siemens Corporation Electronics & Electrical Engineering 2013, 2016 994,866 1.1 174,959 2.2 Rackspace DAL 1 DC Management Technology 2015 926,688 1.0 144,423 1.8 Total $ 14,629,403 16.3 3,258,960 41.3 1 GAAP revenue less straight line rent adjustments for the indicated period. 2 Gross Leasable Area 55

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Hawaii Commercial Property Information Sheets Industrial Komohana Industrial Park 58 P&L Building 58 Port Allen 59 Waipio Industrial 59 Office Judd Building 60 Kahului Office Building 60 Kahului Office Center 61 Lono Center 61 Maui Clinic Building 62 Stangenwald Building 62 Retail Gateway at Mililani Mauka 63 Kahului Shopping Center 63 Kaneohe Bay Shopping Center 64 Kunia Shopping Center 64 Lahaina Square 65 Lanihau Marketplace 65 Maui Mall 66 Port Allen Marina Center 66 Waipio Shopping Center 67 57

Real Estate Leasing - Hawaii

Komohana Industrial Park


Komohana
©2010 Google

($ in thousands)	2011	2010*	2009
Gross Revenue	3,726	1,730	n/a
Cash NOI	2,883	1,363	n/a
Capital Improvements	167	-	n/a
Average Occupancy (%)	77	74	n/a

** Partial year*

Type
Industrial

Location
Oahu

Acquisition Date
July 20, 2010

Acquisition Price
$37.7 million

Date Constructed
1990

Occupancy at 12/31/11
81%

GLA (in sq.ft.)
238,300

Plus 29.4 acres leased to third-parties

Top Tenants
GP/RM Prestress LLC
Simmons Manufacturing
S&K Sales Co.

P&L Building


270
SCOTT'S

($ in thousands)	2011	2010	2009
Gross Revenue	1,292	1,276	1,450
Cash NOI	1,032	1,029	1,138
Capital Improvements	23	3	-
Average Occupancy (%)	96	89	98

Type
Industrial

Location
Maui

Development Date
1970

Occupancy at 12/31/11
96%

GLA (in sq.ft.)
104,100

Top Tenants
A-American Self Storage
Alii Glass & Metal
Honsador Lumber Corporation
Mary Charles & Associates
Maui Laminates

58

Real Estate Leasing - Hawaii

Port Allen



($ in thousands)	2011	2010	2009
Gross Revenue	684	683	688
Cash NOI	508	527	518
Capital Improvements	57	17	22
Average Occupancy (%)	94	90	98

Type
Industrial

Location
Kauai

Development Date
1983 through 1993

Occupancy at 12/31/11
95%

GLA (in sq.ft.)
63,800

Top Tenants
Aloha Professional Auto Body
Kauai Island Brewing Company
Lappert's Inc.
Nite Owl
Paradise Sports Wear

Waipio Industrial



($ in thousands)	2011	2010	2009*
Gross Revenue	2,849	2,742	2,149
Cash NOI	2,154	2,078	1,654
Capital Improvements	33	82	-
Average Occupancy (%)	98	97	92

** Partial year*

Type
Industrial

Location
Oahu

Acquisition Date
March 4, 2009

Acquisition Price
$28.3 million

Date Constructed
1988-1989

Occupancy at 12/31/11
98%

GLA (in sq.ft.)
158,400

Top Tenants
Arcadia
Industries for the Blind
Oahu Painting & Decorating
OfficeMax
USC International

59

Real Estate Leasing - Hawaii

Judd Building



($ in thousands)	2011	2010	2009
Gross Revenue	691	674	669
Cash NOI	372	372	379
Capital Improvements	-	-	-
Average Occupancy (%)	100	100	100

Type
Office

Location
Oahu

Acquisition Date
June 26, 2000

Acquisition Price
$3.1 million

Date Constructed
1898, renovated 1979

Occupancy at 12/31/11
100%

GLA (in sq.ft.)
20,200

Top Tenants
Davis, Levin, Livingston, Grande Attorneys
RIM Architects

Kahului Office Building


KAHULUI BUILDING

($ in thousands)	2011	2010	2009
Gross Revenue	2,163	2,006	2,200
Cash NOI	1,115	1,100	1,300
Capital Improvements	502	9	97
Average Occupancy (%)	92	85	85

Type
Office

Location
Maui

Development Date
1974, renovated 1996

Occupancy at 12/31/11
92%

GLA (in sq.ft.)
58,300

Top Tenants
Bistro Casanova
Central Pacific Bank
Hawaii Medical Service Association
Mancini, Welch & Geiger Law Firm
Morgan Stanley Smith Barney
West Maui Land Co.

60

Real Estate Leasing - Hawaii

KAHULUI OFFICE CENTER


KAHULUI
OFFICE
CENTER
140 HOOHANA

($ IN THOUSANDS)	2011	2010	2009
Gross Revenue	1,007	1,148	1,241
Cash NOI	648	818	877
Capital Improvements	79	11	23
Average Occupancy (%)	85	91	97

TYPE
Office

LOCATION
Maui

DEVELOPMENT DATE
1991

OCCUPANCY AT 12/31/11
86%

GLA (IN SQ.FT.)
32,900

TOP TENANTS
Blockbuster Video
Finance Factors
Hawaiiana Management

LONO CENTER


LONO CENTER BUILDING
NINETY FIVE LONO AVENUE

($ IN THOUSANDS)	2011	2010	2009
Gross Revenue	438	477	553
Cash NOI	164	196	274
Capital Improvements	7	(8)	65
Average Occupancy (%)	84	83	92

TYPE
Office

LOCATION
Maui

ACQUISITION DATE
January 9, 1991

ACQUISITION PRICE
$1.4 million

DATE CONSTRUCTED
1973

OCCUPANCY AT 12/31/11
84%

GLA (IN SQ.FT.)
13,400

TOP TENANTS
Dr. James Hattaway D.C.
Hawaii Dental Group
U.S. Coast Guard

61

Real Estate Leasing - Hawaii

Maui Clinic Building


Maui Clinic
MEDICAL CENTER

($ in thousands)	2011	2010	2009
Gross Revenue	690	721	680
Cash NOI	370	397	301
Capital Improvements	36	450	-
Average Occupancy (%)	98	92	86

Type
Office

Location
Maui

Acquisition Date
December 1, 2008 (already owned, but ground leased to tenant, A&B took over at lease expiration on 12/1/08)

Date Constructed
1958, renovated 2010

Occupancy at 12/31/11
96%

GLA (in sq.ft.)
16,600

Top Tenants
Maui Clinic Pharmacy
Maui Diagnostic Imaging
Physical Therapy and Wellness Center

Stangenwald Building



($ in thousands)	2011	2010	2009
Gross Revenue	762	761	654
Cash NOI	351	384	284
Capital Improvements	-	10	168
Average Occupancy (%)	94	99	87

Type
Office

Location
Oahu

Acquisition Date
December 10, 1996

Acquisition Price
$2.8 million

Date Constructed
1901, renovated 1980

Occupancy at 12/31/11
87%

GLA (in sq.ft.)
27,100

Top Tenants
Burke McPheeters Bordner and Estes
Mason Architects
Mortgage Specialists
The American Institute of Architects

62

Real Estate Leasing - Hawaii

Gateway at Mililani Mauka



($ in thousands)	2011*	2010	2009
Gross Revenue	nm	n/a	n/a
Cash NOI	nm	n/a	n/a
Capital Improvements	nm	n/a	n/a
Average Occupancy (%)	nm	n/a	n/a

** Acquired at year end*

Type
Retail

Location
Oahu

Acquisition Date
December 29, 2011

Acquisition Price
$8.2 million

Date Constructed
2008, renovated 2011

Occupancy at 12/31/11
100%

GLA (in sq.ft.)
5,900 – current
28,400 – projected[1]

[1] Acquisition price includes a 4.3-acre development parcel. See development project information on page 22.

Kahului Shopping Center


KAHULUI
SHOPPING CENTER

($ in thousands)	2011	2010	2009
Gross Revenue	679	433	481
Cash NOI	231	29	53
Capital Improvements	10	385	9
Average Occupancy (%)	80	91	91

Type
Retail

Location
Maui

Development Date
1951

Occupancy at 12/31/11
66%

GLA (in sq.ft.)
43,200

Top Tenants
Ah Fook's Market
Asian Cuisine
Ichiban Restaurant

63

Real Estate Leasing - Hawaii

Kaneohe Bay Shopping Center


Longs Drugs

($ in thousands)	2011	2010	2009
Gross Revenue	4,465	4,269	3,879
Cash NOI	1,853	1,472	1,942
Capital Improvements	88	12	44
Average Occupancy (%)	97	99	100

Type
Retail

Location
Oahu

Acquisition Date
June 8, 2001

Acquisition Price
$13.3 million (leasehold)

Date Constructed
1971, renovated 2008

Occupancy at 12/31/11
95%

GLA (in sq.ft.)
123,900

Top Tenants
Central Pacific Bank
First Hawaiian Bank
Longs Drug Store
Safeway

Kunia Shopping Center


STARBUCKS COFF

($ in thousands)	2011	2010	2009
Gross Revenue	2,849	2,791	3,075
Cash NOI	1,842	1,821	2,098
Capital Improvements	36	-	-
Average Occupancy (%)	90	90	96

Type
Retail

Location
Oahu

Development Date
2004[1]

Occupancy at 12/31/11
96%

GLA (in sq.ft.)
60,400

Top Tenants
Bank of Hawaii
Cole Academy
Denny's
Jack In The Box
Jamba Juice
Starbucks

[1]A&B was the original developer of the shopping center. See page 36 for more information.

64

Real Estate Leasing - Hawaii

LAHAINA SQUARE


LAHAINA SQUARE

($ IN THOUSANDS)	2011	2010*	2009
Gross Revenue	900	147	n/a
Cash NOI	446	86	n/a
Capital Improvements	159	-	n/a
Average Occupancy (%)	67	70	n/a

** Partial year*

TYPE
Retail

LOCATION
Maui

ACQUISITION DATE
November 5, 2010

ACQUISITION PRICE
$4.9 million

DATE CONSTRUCTED
1973

OCCUPANCY AT 12/31/11
64%

GLA (IN SQ.FT.)
50,200

TOP TENANTS
Ace Hardware
Maui Tacos

LANIHAU MARKETPLACE



($ IN THOUSANDS)	2011	2010*	2009
Gross Revenue	3,427	2,178	n/a
Cash NOI	2,224	1,380	n/a
Capital Improvements	26	78	n/a
Average Occupancy (%)	99	98	n/a

** Partial year*

TYPE
Retail

LOCATION
Hawaii

ACQUISITION DATE
April 9, 2010

ACQUISITION PRICE
$22.5 million

DATE CONSTRUCTED
1987

OCCUPANCY AT 12/31/11
99%

GLA (IN SQ.FT.)
88,300

TOP TENANTS
American Savings Bank
Bank of Hawaii
Longs Drug Store
Sack N Save
Supercuts

65

Real Estate Leasing - Hawaii

MAUI MALL


MAUI MALL

($ IN THOUSANDS)	2011	2010	2009
Gross Revenue	4,538	4,270	3,794
Cash NOI	2,736	2,388	2,075
Capital Improvements	660	1,402	524
Average Occupancy (%)	94	92	91

TYPE
Retail

LOCATION
Maui

DEVELOPMENT DATE
1971, renovated 2010

OCCUPANCY AT 12/31/11
95%

GLA (IN SQ.FT.)
185,700

TOP TENANTS
Checker's Automotive
IHOP
Longs Drug Stores
Wallace Theatres
Whole Foods

PORT ALLEN MARINA CENTER



($ IN THOUSANDS)	2011	2010	2009
Gross Revenue	623	590	589
Cash NOI	421	383	392
Capital Improvements	13	-	62
Average Occupancy (%)	77	78	83

TYPE
Retail

LOCATION
Kauai

DEVELOPMENT DATE
2002

OCCUPANCY AT 12/31/11
77%

GLA (IN SQ.FT.)
23,600

TOP TENANTS
Blue Dolphin Charters
Captain Andy's
Holo Holo Charters
Kauai Chocolate Company
Port Allen Bar & Grill

66

Real Estate Leasing - Hawaii WAIPIO SHOPPING CENTER TYPE TOP TENANTS Retail Aloha Gas Big City Diner LOCATION Foodland Oahu Jack-In-The-Box Outback Steakhouse ACQUISITION DATE September 4, 2009 ACQUISITION PRICE $30.9 million DATE CONSTRUCTED 1986-2004 ($ IN THOUSANDS) 2011 2010 2009 * Gross Revenue 4,174 3,874 1,375 OCCUPANCY AT 12/31/11 Cash NOI 2,863 2,603 982 97% Capital Improvements 67 88 20 GLA (IN SQ. FT.) 113,800 Average Occupancy (%) 98 98 98 * Partial year 67

THIS PAGE WAS LEFT INTENTIONALLY BLANK. 68

Mainland Commercial Property Information Sheets Industrial Activity Distribution Center 70 Centennial Plaza 70 Heritage Business Park 71 Midstate 99 Distribution Center 71 Northpoint Industrial 72 Republic Distribution Center 72 Savannah Logistics Park 73 Sparks Business Center 73 Office Concorde Commerce Center 74 Deer Valley Financial Center 74 Firestone Boulevard Building 75 Gateway Oaks 75 Issaquah Office Center 76 Ninigret Office Park 76 1800 and 1820 Preston Park 77 2868 Prospect Park 77 San Pedro Plaza 78 Union Bank 78 Retail Broadlands Marketplace 79 Little Cottonwood Center 79 Meadows on the Parkway 80 Rancho Temecula Town Center 80 Royal MacArthur Center 81 Wilshire Shopping Center 81 69

Real Estate Leasing - Mainland

Activity Distribution Center



($ in thousands)	2011	2010	2009*
Gross Revenue	2,573	2,183	2,363
Cash NOI	1,963	1,608	1,825
Capital Improvements	275	544	28
Average Occupancy (%)	92	85	92

** Partial year*

Type
Industrial

Location
San Diego, California

Acquisition Date
February 24, 2009

Acquisition Price
$26.2 million

Date Constructed
1991

Occupancy at 12/31/11
100%

GLA (in sq. ft.)
252,300

Top Tenants
Beam One LLC
Cold Pack Systems
Regal-Piedmont Plastics

Centennial Plaza


CENTENNIAL
PLAZA

($ in thousands)	2011	2010	2009
Gross Revenue	1,219	1,206	1,239
Cash NOI	909	900	955
Capital Improvements	157	6	106
Average Occupancy (%)	89	95	92

Type
Industrial

Location
Salt Lake City, Utah

Acquisition Date
September 4, 2003

Acquisition Price
$7.9 million

Date Constructed
1979

Occupancy at 12/31/11
87%

GLA (in sq. ft.)
244,000

Top Tenants
JMH International
Sulzer Pump

70

Real Estate Leasing - Mainland

Heritage Business Park



($ in thousands)	2011	2010	2009
Gross Revenue	6,978	6,723	7,765
Cash NOI	4,733	4,444	5,102
Capital Improvements	891	1,379	16
Average Occupancy (%)	98	89	86

Type
Industrial

Location
Dallas, Texas

Acquisition Date
November 1, 2007

Acquisition Price
$102.0 million

Date Constructed
1997-2002

Occupancy at 12/31/11
100%

GLA (in sq.ft.)
1,316,400

Top Tenants
Dallas Airmotive
Dal-Tile
Hawker Beechcraft
Henry Schein
Mitsubishi Electric
Rack Space

Midstate 99 Distribution Center



($ in thousands)	2011	2010	2009
Gross Revenue	3,349	3,818	3,554
Cash NOI	2,530	3,031	2,849
Capital Improvements	63	413	22
Average Occupancy (%)	92	96	97

Type
Industrial

Location
Visalia, California

Acquisition Date
Buildings 2/4:
November 14, 2008
Buildings 1/3:
December 11, 2008

Acquisition Price
Buildings 2/4: $19.7 million
Buildings 1/3: $15.5 million

Date Constructed
2002-2008

Occupancy at 12/31/11
85%

GLA (in sq. ft.)
789,100

Top Tenants
Coast Distribution
International Paper
OnTrac
Sarnova

71

Real Estate Leasing - Mainland

Northpoint Industrial



($ in thousands)	2011	2010	2009*
Gross Revenue	1,049	1,204	394
Cash NOI	823	999	342
Capital Improvements	175	-	-
Average Occupancy (%)	100	100	100

** Partial year*

Type
Industrial

Location
Fullerton, California

Acquisition Date
August 26, 2009

Acquisition Price
$11.2 million

Date Constructed
1991

Occupancy at 12/31/11
100%

GLA (in sq. ft.)
119,400

Top Tenants
Iron Mountain Records Management, Inc.
Meadowbrook Meat Company

Republic Distribution Center



($ in thousands)	2011	2010	2009
Gross Revenue	316	777	821
Cash NOI	(123)	281	326
Capital Improvements	20	1,607	53
Average Occupancy (%)	100	60	47

Type
Industrial

Location
Pasadena, Texas

Acquisition Date
September 23, 2008

Acquisition Price
$17.5 million

Date Constructed
2007

Occupancy at 12/31/11
100%

GLA (in sq. ft.)
312,500

Top Tenants
Nestle Waters North America

72

Real Estate Leasing - Mainland

Savannah Logistics Park



($ in Thousands)	2011	2010	2009
Gross Revenue	4,491	3,956	3,427
Cash NOI	3,483	2,977	2,462
Capital Improvements	5	131	2,008
Average Occupancy (%)	100	80	76

Type
Industrial

Location
Savannah, Georgia

Acquisition Date
Building A: February 7, 2008
Building B: March 3, 2008

Acquisition Price
Building A: $32.9 million
Building B: $15.1 million

Date Constructed
2008

Occupancy at 12/31/11
100%

GLA (in sq. ft.)
1,035,700

Top Tenants
Matson Logistics Warehousing

Sparks Business Center


1675

($ in Thousands)	2011	2010	2009
Gross Revenue	1,982	1,903	1,989
Cash NOI	1,482	1,347	1,419
Capital Improvements	309	466	138
Average Occupancy (%)	80	48	55

Type
Industrial

Location
Sparks, Nevada

Acquisition Date
December 23, 2002

Acquisition Price
$20.1 million

Date Constructed
1996-1998

Occupancy at 12/31/11
89%

GLA (in sq. ft.)
396,100

Top Tenants
BSI Inspectorate America Corp.
Golden Phoenix
St. Mary's Health Group
State of Nevada

73

Real Estate Leasing - Mainland

Concorde Commerce Center


Concorde Commerce Center

($ in thousands)	2011	2010	2009
Gross Revenue	2,730	2,741	2,688
Cash NOI	1,360	1,368	1,364
Capital Improvements	301	-	119
Average Occupancy (%)	82	79	78

Type
Office

Location
Phoenix, AZ

Acquisition Date
December 22, 2006

Acquisition Price
$24.7 million

Date Constructed
1998

Occupancy at 12/31/11
82%

GLA (in sq. ft.)
140,700

Top Tenants
Cigna
Fiserv Solutions
Jan-Pro

Deer Valley Financial Center



($ in thousands)	2011	2010	2009
Gross Revenue	1,364	477	2,313
Cash NOI	328	(662)	1,144
Capital Improvements	228	1,465	59
Average Occupancy (%)	68	73	75

Type
Office

Location
Phoenix, AZ

Acquisition Date
June 7, 2005

Acquisition Price
$22.3 million

Date Constructed
2001

Occupancy at 12/31/11
70%

GLA (in sq. ft.)
126,600

Top Tenants
Blackboard Campus
Cooper Castle Law Firm, LLP
Viridian Health Management

74

Real Estate Leasing - Mainland

Firestone Boulevard Building


SIEMENS

($ in Thousands)	2011	2010	2009*
Gross Revenue	547	541	12
Cash NOI	480	484	12
Capital Improvements	-	-	-
Average Occupancy (%)	100	100	100

*Partial year

Type
Office

Location
La Mirada, California

Acquisition Date
December 23, 2009

Acquisition Price
$4.8 million

Date Constructed
2002

Occupancy at 12/31/11
100%

GLA (in sq. ft.)
28,100

Top Tenants
Siemens Hearing Instruments

Gateway Oaks



($ in Thousands)	2011	2010	2009
Gross Revenue	1,273	1,304	1,473
Cash NOI	677	753	916
Capital Improvements	9	-	27
Average Occupancy (%)	86	88	100

Type
Office

Location
Sacramento, California

Acquisition Date
June 14, 2006

Acquisition Price
$12.3 million

Date Constructed
1999

Occupancy at 12/31/11
86%

GLA (in sq. ft.)
58,700

Top Tenants
Gateway Deli
IKON
University of Phoenix

75

Real Estate Leasing - Mainland

ISSAQUAH OFFICE CENTER



($ IN THOUSANDS)	2011*	2010	2009
Gross Revenue	630	n/a	n/a
Cash NOI	626	n/a	n/a
Capital Improvements	-	n/a	n/a
Average Occupancy (%)	100	n/a	n/a

** Partial year*

TYPE
Office

LOCATION
Issaquah, Washington

ACQUISITION DATE
September 13, 2011

ACQUISITION PRICE
$19.9 million

DATE CONSTRUCTED
1994

OCCUPANCY AT 12/31/11
100%

GLA (IN SQ. FT.)
146,900

TOP TENANTS
Siemens

NINIGRET OFFICE PARK



($ IN THOUSANDS)	2011	2010	2009
Gross Revenue	2,983	2,441	2,955
Cash NOI	1,893	1,307	1,865
Capital Improvements	671	-	471
Average Occupancy (%)	99	97	99

TYPE
Office

LOCATION
Salt Lake City, Utah

ACQUISITION DATE
January 26, 2006

ACQUISITION PRICE
$21.4 million

DATE CONSTRUCTED
1999 & 2002, renovated 2010

OCCUPANCY AT 12/31/11
100%

GLA (IN SQ. FT.)
185,500

TOP TENANTS
BPR Bechtel
FedEx
Silicon Valley Bank
Sun Products
Teleperformance USA

76

Real Estate Leasing - Mainland

1800 and 1820 Preston Park



($ in thousands)	2011	2010	2009
Gross Revenue	3,107	2,678	3,285
Cash NOI	1,401	1,021	1,725
Capital Improvements	499	373	482
Average Occupancy (%)	83	82	82

Type
Office

Location
Plano, Texas

Acquisition Date
June 30, 2006

Acquisition Price
$24.3 million

Date Constructed
1997-1998, renovated 2010

Occupancy at 12/31/11
89%

GLA (in sq. ft.)
198,800

Top Tenants
American Flood Research
Arrow Electronics
Batrus Hollweg International
CMA
Pepsi Cola Company

2868 Prospect Park



($ in thousands)	2011	2010	2009
Gross Revenue	2,258	3,276	4,221
Cash NOI	1,064	1,868	2,802
Capital Improvements	1,070	82	92
Average Occupancy (%)	77	100	100

Type
Office

Location
Sacramento, California

Acquisition Date
August 25, 1998

Acquisition Price
$20.6 million

Date Constructed
1998, renovated 2008

Occupancy at 12/31/11
65%

GLA (in sq. ft.)
162,900

Top Tenants
Cisco
GEI

77

Real Estate Leasing - Mainland

San Pedro Plaza


SAN PEDRO
PLAZA
7330

($ in thousands)	2011	2010	2009
Gross Revenue	2,270	1,927	2,824
Cash NOI	875	507	1,347
Capital Improvements	419	780	389
Average Occupancy (%)	77	67	70

Type
Office

Location
San Antonio, Texas

Acquisition Date
June 4, 1998 (office)
September 14, 2000 (retail)

Acquisition Price
$15.3 million (office)
$1.1 million (retail)

Date Constructed
1985

Occupancy at 12/31/11
80%

GLA (in sq. ft.)
163,800 (office)
8,100 (retail)

Top Tenants
El Paso Energy Services
Reata Real Estate
Rosenbaum Law Services
Southwest Home Health Care
Starbucks

Union Bank


UnionBank

($ in thousands)	2011*	2010	2009
Gross Revenue	749	n/a	n/a
Cash NOI	727	n/a	n/a
Capital Improvements	-	n/a	n/a
Average Occupancy (%)	100	n/a	n/a

** Partial year*

Type
Office

Location
Everett, Washington

Acquisition Date
June 7, 2011

Acquisition Price
$10.9 million

Date Constructed
1993 & 2008

Occupancy at 12/31/11
100%

GLA (in sq. ft.)
84,000

Top Tenants
Union Bank

78

Real Estate Leasing - Mainland

Broadlands Marketplace



($ in thousands)	2011	2010	2009
Gross Revenue	1,485	1,466	1,326
Cash NOI	714	732	1,039
Capital Improvements	80	2	143
Average Occupancy (%)	90	90	88

Type
Retail

Location
Broomfield, Colorado

Acquisition Date
October 15, 2003

Acquisition Price
$10.8 million

Date Constructed
2002

Occupancy at 12/31/11
91%

GLA (in sq. ft.)
103,900

Top Tenants
H&R Block
Muttz Pet Foods
Safeway
Subway

Little Cottonwood Center



($ in thousands)	2011	2010*	2009
Gross Revenue	2,106	353	n/a
Cash NOI	1,405	239	n/a
Capital Improvements	79	-	n/a
Average Occupancy (%)	95	96	n/a

Partial year

Type
Retail

Location
Sandy, Utah

Acquisition Date
October 26, 2010

Acquisition Price
$20.8 million

Date Constructed
1998-2008

Occupancy at 12/31/11
94%

GLA (in sq. ft.)
141,600

Top Tenants
Albertson's
Starbucks
McDonald's
Quiznos
Washington Mutual

79

Real Estate Leasing - Mainland

Meadows on the Parkway


SAFEWAY

($ in thousands)	2011	2010*	2009
Gross Revenue	4,159	3,456	n/a
Cash NOI	2,661	2,169	n/a
Capital Improvements	221	60	n/a
Average Occupancy (%)	79	83	n/a

** Partial year*

Type
Retail

Location
Boulder, Colorado

Acquisition Date
January 21, 2010

Acquisition Price
$30.8 million

Date Constructed
1989

Occupancy at 12/31/11
79%

GLA (in sq. ft.)
216,400

Top Tenants
Michaels Stores
REMAX Real Estate
Rite-Aid Drugs
Safeway

Rancho Temecula Town Center



($ in thousands)	2011	2010*	2009
Gross Revenue	3,882	387	n/a
Cash NOI	2,721	298	n/a
Capital Improvements	15	-	n/a
Average Occupancy (%)	95	97	n/a

** Partial year*

Type
Retail

Location
Temecula, California

Acquisition Date
November 24, 2010

Acquisition Price
$48.9 million

Date Constructed
2007

Occupancy at 12/31/11
91%

GLA (in sq. ft.)
165,500

Top Tenants
Bev-Mo
Bruegger's Bagel
Henry's Farmers Market
LA Fitness
Starbucks

80

Real Estate Leasing - Mainland

Royal MacArthur Center


Scottrade

($ in thousands)	2011	2010	2009
Gross Revenue	1,212	1,298	1,360
Cash NOI	675	750	824
Capital Improvements	184	430	97
Average Occupancy (%)	81	91	89

Type
Retail

Location
Dallas, Texas

Acquisition Date
March 1, 2007

Acquisition Price
$13.5 million

Date Constructed
2006

Occupancy at 12/31/11
89%

GLA (in sq. ft.)
44,100

Top Tenants
Citibank
Five Guys Burgers
Jamba Juice
La Madeleine
Scottrade

Wilshire Shopping Center


Sherwin-Williams Paints

($ in thousands)	2011	2010	2009
Gross Revenue	367	386	435
Cash NOI	223	257	291
Capital Improvements	-	-	13
Average Occupancy (%)	66	77	84

Type
Retail

Location
Greeley, Colorado

Acquisition Date
March 19, 1997

Acquisition Price
$2.5 million

Date Constructed
1970

Occupancy at 12/31/11
57%

GLA (in sq. ft.)
46,500

Top Tenants
Dollar Tree
Kentucky Fried Chicken
McDonald's
Sherwin-Williams

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Where to Find Additional Information This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Alexander & Baldwin Holdings, Inc. (“Holdings”) filed a registration statement that includes a preliminary proxy statement/prospectus and other relevant documents in connection with the proposed reorganization on February 15, 2012. ALEXANDER & BALDWIN, INC. (“A&B”) SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION. The definitive proxy statement/prospectus will be mailed to A&B shareholders prior to the shareholder meeting. In addition, investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about A&B, Holdings, and the holding company reorganization, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about A&B, Holdings, and the holding company reorganization can be obtained without charge by sending a request to Alexander & Baldwin, Inc., P.O. Box 3440, Honolulu, Hawaii 96801-3440, Attention: Investor Relations; by calling (808) 525-6611; or by accessing them on A&B’s web site at http://www.alexanderbaldwin.com. Participants in the Merger Solicitation A&B, its directors, executive officers, certain other members of management, and employees may be deemed to be participants in the solicitation of proxies from the shareholders of A&B in favor of the proposed holding company reorganization. Additional information regarding the interests of potential participants in the proxy solicitation is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant documents that A&B and Holdings intend to file with the SEC in connection with the annual meeting of shareholders of A&B. 82